As filed with the Securities and Exchange Commission on March 18, 2011

SECURITIES ACT FILE NO. 33-

INVESTMENT COMPANY ACT FILE NO. 811-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   ☒

PRE-EFFECTIVE AMENDMENT NO.      ☐

POST-EFFECTIVE AMENDMENT NO.    ☐

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   ☒

AMENDMENT NO.   ☐

VERSUS GLOBAL MULTI-MANAGER
REAL ESTATE INCOME FUND LLC

(Exact Name of Registrant as Specified in Charter)

7100 E Belleview Ave, Suite 306

Greenwood Village, CO 80111-1632

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (303) 895-3773

Mark D. Quam

c/o Versus Capital Advisors LLC

7100 E Belleview Ave, Suite 306

Greenwood Village, CO 80111-1632

 (303) 895-3773

(Name and Address of Agent for Service)

COPY TO:

Alan Hoffman, Esq.

Winston & Strawn LLP

200 Park Avenue

New York, New York 10166-4193

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐  This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐  This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT(1)	AMOUNT OF REGISTRATION FEE
Shares of Beneficial Interest	$750,000,000	$87,075	(2)

(1)          Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purposes of determining the registration fee.

(2)          Paid in connection with the initial filing of this registration statement on March 18, 2011.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

PRELIMINARY PROSPECTUS DATED MARCH 18, 2011

VERSUS GLOBAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Limited Liability Company Shares of Beneficial Interest
$25 per Share

Versus Global Multi-Manager Real Estate Income Fund LLC (the "Fund") is a recently formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment company.

The Fund's investment objective is to seek consistent current income, capital preservation and long-term capital appreciation. The Fund attempts to achieve this objective by allocating capital primarily among a select group of institutional asset managers with expertise investing in real estate and real estate-related assets and securities (the "Investment Managers"). The Investment Managers will generally manage investment funds that take the form of private real estate investment trusts ("REITs") (collectively, the "Investment Funds") or have established feeder funds that qualify as REITs for federal tax purposes as described further below. See "Taxes." In addition, the Fund may engage Investment Managers to actively manage portfolios of real estate-related securities through separately managed accounts ("SMAs"). The Fund intends to invest primarily in income-producing Investment Funds and SMAs, each with a diversified portfolio of properties and/or real estate-related securities that are subject to various investment strategies and various risk profiles. The Fund has a policy to invest at least 80% of its assets in real estate-related investments. See "Investment Objectives, Strategies and Investment Features."

The Fund's investment adviser is Versus Capital Advisors LLC (the "Adviser"), a registered adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser has engaged Callan Associates Inc. (the "Sub-Adviser"), a registered adviser under the Advisers Act, to act as the Fund's investment Sub-Adviser.

An investment in the Fund enables shareholders to invest with Investment Managers whose services generally are not available to the investing public or whose Investment Funds may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables shareholders to invest with a number of Investment Managers without incurring the high minimum investment requirements that most Investment Managers typically impose on shareholders. The form of the Investment Funds selected, will in most cases be private REITs or feeder funds established to qualify as REITs for federal tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The income from such REIT entities would typically comply with the regulated investment company 90% investment income requirement under the Code, as described in this Prospectus and the Statement of Additional Information (the "SAI"). Additionally, the Fund may own real estate-related securities through the SMAs managed by selected Investment Managers. See "Investment Objectives, Strategies and Investment Features" and "Taxes."

This Prospectus applies to the offering of shares of beneficial interest of the Fund (the "Shares"). The initial closing date for subscriptions for Shares is currently anticipated to be on or about [_______] (the "Initial Closing Date") and will be for a minimum amount of [$___] million of Shares. Subsequent to the Initial Closing Date, Shares may be purchased as of the [___________] day of each month at the Fund's then current net asset value ("NAV") per Share. Each date on which Shares are delivered is referred to as a "Closing Date." All subscriptions and funds received prior to a Closing Date shall be held in escrow until the acceptance of subscription and issuance of Shares. See "Plan of Distribution."

Because the Fund is newly organized, its shares have no pricing or performance history. The Shares will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Shares will develop. Moreover, these securities are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Limited Liability Company Agreement of the Fund (the "LLC Agreement"). In addition, Shares are not redeemable. Although the Fund may offer to repurchase Shares from time to time, the Fund will not be required to repurchase Shares at a shareholder's option nor will Shares be exchangeable for units, interests or shares of any Investment Fund or SMA. As a result, an investor may not be able to sell or otherwise liquidate his, her or its Shares. For those investors that cannot manage such risk, investment in the Fund may not be suitable. If and to the extent that a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per Share and initial offering prices. Such risk may be greater for investors expecting to sell their shares in a relatively short period after completion of an initial public offering. See "Risk Factors – Shareholders Will Have Only Limited Liquidity." The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment.

Investing in the Shares involves risks that are described in the "Risk Factors" section beginning on page 19 of this Prospectus.

This Prospectus sets forth concisely the information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund's SAI, dated March 18, 2011, has been filed with the SEC. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 60 of this Prospectus. You can request a copy of the SAI, the Fund's annual and semi-annual reports or other information about the Fund without charge or make other shareholder inquiries by writing to the Fund at the address above or by calling [(800) ___ - _____]. You can also obtain the SAI, the Fund's annual and semi-annual reports and other information about the Fund on the Adviser's website, located at http://www.versuscapital.com. The SAI, material incorporated by reference and other information about the Fund are also available on the SEC's website (http://www.sec.gov).

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the LLC Agreement. A copy of the LLC Agreement has been filed as an exhibit to this Prospectus with the U.S. Securities and Exchange Commission (the "SEC").

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

OFFERING PROCEEDS
Total(1)
Offering Amount	$750,000,000
Sales Load (Maximum)(2)	$22,500,000
Proceeds to the Fund(3)	$750,000,000

(1)  BNY Mellon Distributors Inc. (the "Distributor") serves as the Fund's statutory underwriter and facilitates the distribution of the Shares. The Distributor may engage, at the behest of the Fund, one or more sub-distributors to sell Shares or to otherwise facilitate the distribution of the Shares by entering into agreements with other financial intermediaries. The Fund and the Distributor have engaged Advisors Asset Management Inc. (the "Sub-Distributor") to act as a sub-distributor of the Fund's Shares, subject to various conditions. The minimum initial investment in the Fund is $10,000 and the minimum subsequent investment is $2,000, subject to waiver by the Fund. Pending the Initial Closing Date and each subsequent Closing Date thereafter, the proceeds received on or before such Closing Date from potential investors of this offering will be placed in an escrow account by a third-party agent of the Fund. After the Initial Closing Date and each subsequent Closing Date, the balance in such account, including any interest earned, will be invested pursuant to the Fund's investment policies. Any interest accrued in such account will be for the benefit of all shareholders and not any particular shareholder. See "Plan of Distribution."

(2)  Investments may be subject to a Sales Load of up to 3.0% ("Sales Load"), subject to waiver or adjustment by third-party securities dealers involved in the sale or distribution of the Shares in certain instances. The Sales Load will be in addition to the subscription price for Shares and will not form a part of an investor's investment in the Fund. See "Plan of Distribution."

(3)  Assumes sale of all Shares currently registered at the NAV. The Shares are offered at a NAV per Share of $25 on the Initial Closing Date and, thereafter, at the current NAV per Share as of the day preceding each subsequent Closing Date, in each case, plus any applicable Sales Load.

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. The Adviser has recently registered with the SEC as an investment adviser under the Advisers Act. In addition to the Fund, the Adviser provides investment advisory services to private investment funds. The senior executives of the Adviser have substantial experience with the establishment, underwriting and management of investment products consisting primarily of real estate investment products and real estate-related securities. The Fund pays the Adviser a quarterly fee (the "Investment Management Fee") at an annual rate of 0.90% of the NAV. While paid quarterly, the Investment Management Fee shall accrue each month based on the calculation of the NAV as of the preceding month's Closing Date. See "Summary of Fund Expenses" and "Management of the Fund—Adviser and Investment Management Fee."

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund will, however, amend its registration statement to reflect any material changes to this Prospectus.

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this Prospectus. It does not contain all of the information that may be important to you and your investment decision. You should carefully read this entire Prospectus, including the matters set forth under "Risk Factors," and the Statement of Additional Information ("SAI"). In this Prospectus and the SAI, unless the context otherwise requires, references to "the Fund," "we," "us" and "our" refer to the Versus Global Multi-Manager Real Estate Income Fund LLC.

The Fund    Versus Global Multi-Manager Real Estate Income Fund LLC (the "Fund") is a recently formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a non-diversified, closed-end investment company. The Fund is commonly referred to as a "fund of funds," because it intends to invest in other investment funds or with other investment managers and not hold or manage assets directly. The Fund's investment objective is to seek consistent current income, capital preservation and long-term capital appreciation. The Fund attempts to achieve this objective by allocating capital primarily among a select group of institutional asset managers with expertise investing in real estate and real estate-related assets and securities (the "Investment Managers"). Investment Managers generally conduct their investment programs through unregistered open-ended and commingled institutional investment vehicles that have shareholders, other than the Fund (collectively, the "Investment Funds"). Additionally, in certain instances, the Fund may engage Investment Managers to actively manage portfolios of real estate-related securities through separately managed accounts ("SMAs"). In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member. The Fund intends to invest primarily in income-producing Investment Funds and SMAs, each with a diversified portfolio of properties and/or real estate-related securities that are subject to various investment strategies and various risk profiles. The Fund has a policy to invest at least 80% of its assets in real estate-related investments. See "The Fund" and "Investment Objectives, Strategies and Investment Features."

Adviser    The Fund's investment adviser is Versus Capital Advisors LLC (the "Adviser"), a registered adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). See "Management of the Fund—Adviser and Investment Management Fee." The Adviser has engaged Callan Associates Inc. (the "Sub-Adviser"), a registered adviser under the Advisers Act, to act as the Fund's investment sub-adviser. The Sub-Adviser will assist the Adviser by providing recommendations with regard to Investment Managers and their Investment Funds for review and approval by the Adviser. The Sub-Adviser provides research, education, decision support and advice to over 280 institutional investors responsible for nearly $1.0 trillion in total assets. See "The Fund" and "Investment Objectives, Strategies and Investment Features."

The Offering    The Fund is offering up to $750 million of Shares of beneficial interest of the Fund (the "Shares") on a continuous basis. BNY Mellon Distributors Inc. (the "Distributor") serves as the Fund's statutory underwriter and facilitates the distribution of the Shares. The Distributor may engage, at the behest of the Fund, one or more sub-distributors to sell Shares or to otherwise facilitate the distribution of Shares by entering into agreements with other financial intermediaries. The Fund and the Distributor have engaged Advisors Asset Management Inc. (the "Sub-Distributor") to act as a sub-distributor of the Shares. The Sub-Distributor, together with any other broker or dealer contracted by the Sub-Distributor to sell Shares as part of the selling group (each such broker or dealer, a "Selling Agent," and collectively "Selling Agents"), will sell and distribute the Shares. The Distributor may pay, from its own resources, compensation to its affiliates' financial advisers, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of the Shares or ongoing servicing of clients with whom they have placed Shares in the Fund.

  The initial closing date for subscriptions for Shares is currently anticipated to be on or about [_______] (the "Initial Closing Date") and will be for a minimum amount of [$___] million of Shares. Subsequent to the Initial Closing Date, Shares may be purchased as of the [___________] day of each month at the Fund's net asset value ("NAV") per Share as of the last business day preceding any subsequent closing date (each date on which Shares are delivered is referred to as a "Closing Date.") All subscriptions and funds received prior to a Closing Date shall be held in escrow until the acceptance of subscription and issuance of Shares. See "Plan of Distribution."

  Generally, the stated minimum investment is Shares with a value of at least $10,000. The Fund, in its sole discretion, may vary the investment minimums from time to time. In addition to other fees and expenses to be paid by shareholders, shareholders purchasing Shares in the Fund may be charged a sales load ("Sales Load") of up to 3.0% of the shareholder's investment. See "Summary of Fund Expenses."

Use of Proceeds    The net proceeds of this offering of Shares will be up to $750,000,000 excluding payment of the Sales Load by an investor and the estimated offering expenses payable by the Fund. There is no assurance that the Fund will raise such amount. The proceeds from Shares issued as of the Initial Closing Date will be at least [$__] million. The net proceeds of the offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund's investment objective and policies and principal strategies as soon as practicable after each Closing Date.

Investment Objectives, Strategies and Investment Features    The Fund's investment objective is to seek consistent current income, capital preservation and long term capital appreciation. The Fund attempts to achieve this objective by allocating capital primarily among a select group of institutional asset managers with expertise investing in real estate and real estate-related assets and securities (the Investment Managers).

Investment Managers generally conduct their investment programs through Investment Funds and in certain instances the Fund shall engage Investment Managers to actively manage portfolios of real estate-related securities through SMAs. The Fund intends to invest primarily in income producing Investment Funds and SMAs, each with a diversified portfolio of properties and/or real estate-related securities and subject to various investment strategies and various risk profiles. See "Risk Factors." The Fund has a policy to invest at least 80% of its assets in real estate-related investments.

  The Fund is commonly referred to as a "fund of funds" because it intends to invest in other Investment Funds that have shareholders, other than the Fund. Although the Fund currently intends to invest its assets primarily in Investment Funds, the Fund also may invest its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority for SMAs. In addition, to facilitate efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as the general partner or managing member and the Fund is the sole limited partner or the only other member.

  An investment in the Fund enables shareholders to invest with Investment Managers whose services generally are not available to the investing public or whose Investment Funds may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables shareholders to invest with a number of Investment Managers without incurring the high minimum investment requirements that most Investment Managers typically impose on shareholders.

  Unlike registered investment companies, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and ultimately may limit the universe of Investment Funds in which the Fund can invest. In order to manage compliance with these regulatory requirements, the Fund will seek to invest in Investment Funds that take the form of a private real estate investment trust ("REIT") or feeder funds established to qualify as REITs for federal tax purposes under the Code. The income from such REIT entities would typically comply with the regulated investment company ("RIC") 90% investment income requirement under the Code, as described further below and in the SAI. Additionally, the Fund may own real estate-related securities through the SMAs managed by selected Investment Managers. Such SMAs may provide for greater transparency in reporting. The Fund may also invest in a separate investment vehicle established by an Investment Manager, solely for the purpose of managing a portion of the Fund's assets.

  The Fund is a multi-strategy fund that seeks to achieve its investment objective primarily through the selection and monitoring of Investment Funds and Investment Managers which are supported by the

Sub-Adviser's research and that the Adviser believes may produce attractive returns over time. The Fund's investment strategy seeks to attain portfolio stability, diversification and favorable risk-adjusted investment returns having a low correlation to the publicly-traded equities markets. The investment strategy is centered around the use of various Investment Managers and Investment Funds seeking to diversify the overall portfolio by:

(i)  Geography: asset holdings across North America, Europe, Asia and other geographic regions;

(ii)  Property Type: investments in multi-family, industrial, office, retail, hotel and other property types;

(iii)  Strategy: funds or managers utilizing differing property and securities acquisition, underwriting and management strategies, policies and procedures; and

(iv)  Capital Structure: funds or managers utilizing investments that include debt, preferred stock and equity securities.

  The Fund intends to invest the majority of its assets in Investment Funds principally engaged in investing in real estate and real estate-related assets. The Fund will additionally seek to engage Investment Managers on a separate account basis for the investment in real estate-related securities.

Selection of Investment Managers    The Adviser and Sub-Adviser follow certain general guidelines when reviewing and selecting Investment Managers. See "Investment Objectives, Strategies and Investment Features—Selection of Investment Managers." Although the Adviser will attempt to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, the selection of Investment Managers is a fundamentally subjective process. The use of the selection guidelines may be modified or eliminated at the discretion of the Adviser. In addition, some Investment Managers may be newly organized and have no, or only limited, operating histories. However, the Adviser, with the Sub-Adviser's assistance will endeavor to select Investment Managers whose principals have substantial experience investing assets in real estate. The use of the selection guidelines may be modified at the discretion of the Adviser. There can be no assurance that the Adviser will be able to access experienced Investment Managers, or Investment Managers that can enable the Fund to meet its objectives. See "The Fund."

  The Adviser is not bound by any fixed criteria in allocating assets to Investment Funds, and Investment Managers have broad flexibility to make investments in accordance with the market environment, employ leverage and use derivative instruments. See "Risk Factors—The Fund May Borrow Money" and "—The Fund's Use of Leverage Involves Risk of Loss." Accordingly, the Adviser, with the assistance of the Sub-Adviser may consider investing in Investment Funds that pursue a wide range of real estate investment or other real estate securities investment strategies, including, to a limited extent, activities not described herein, in the manner the Adviser deems appropriate.

  The current investment guidelines, developed by the Adviser with the Sub-Adviser's assistance, are as follows:

  Investment Fund Review. The Adviser will rely on the analysis and due diligence process of the Sub-Adviser in the selection of the appropriate Investment Funds. The Adviser's process for evaluating the funds puts an emphasis on funds with an existing portfolio, the pricing at which investors enter the funds, performance and consistency of the funds and the management teams, the investment managers' investment approaches and processes, the mechanics and structure for entering and exiting the funds, the overall expense ratios of the funds, as well as policies and procedures around the execution of the funds' investment strategies. The goal of this process is to identify a group of high quality Investment Managers and Investment Funds for consideration. The Fund does not invest in Investment Funds that charge a performance or incentive fee.

  Interviews and Selection of Investment Managers. The Adviser and Sub-Adviser seek to conduct a multi-step process for review and evaluation of each potential manager (including SMA managers) and each potential fund that includes: (i) an initial meeting with a summary level introduction to the practices, strategy and team for the manager and fund; (ii) a questionnaire and offering material review process to track historical record performance and consistency as well as a sensitivity analysis on a forward looking basis; (iii) an onsite interview with the management team for a full evaluation of the manager's investment evaluation, documentation and decision processes; and (iv) reference calls with parties familiar with the manager and/or the fund. The goal of the due diligence process is to evaluate: (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, evaluation and investment procedures; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management processes; and (v) the differentiating factors that the Adviser and Sub-Adviser believe give the Investment Manager's Investment Fund or SMA an advantage over other investment funds and investment managers.

  By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to evaluate the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.

  Monitoring Investment Managers. Once an Investment Fund or Investment Manager is selected, the Adviser with the assistance of the Sub-Adviser will continue to review the investment process and performance of the Investment Fund and the Investment Manager. The Adviser, with the assistance of the Sub-Adviser, expects to monitor Investment Funds and Investment Managers through a combination of periodic performance updates, portfolio reports and phone calls and visits from time to time (including at least full Investment Manager reviews on an annual basis). The Adviser will utilize the Sub-Adviser's proprietary quantitative database to analyze the risk and return attributes of the Investment Managers. The Adviser will evaluate regularly each Investment Fund or SMA and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory. The Adviser may, at its discretion, reallocate the Fund's assets among the Investment Funds, Investment Managers and SMAs, redeem its investment in Investment Funds and/or select additional Investment Managers, Investment Funds and/or SMAs.

Investment Strategies of Investment Managers    Investment Funds, Investment Managers and SMAs may employ various investment strategies, which involve various types of properties, in different geographic locations, with various risk/reward profiles and differing pieces of the capital structure including equity, debt or preferred securities. The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions. The Fund is not limited in the types of Investment Managers that it may select or the types of investment activities in which they may engage, within the real estate sector and consistent with its investment objectives. However, the Fund does not intend to invest in Investment Funds that charge a performance or incentive fee. Accordingly, the Fund may not invest in all of the strategies described herein, and the Fund may consider investment in Investment Funds that pursue a wide range of other investment or market strategies, including, to a limited extent, activities not described herein.

  The following descriptions are summaries only and do not purport to be complete or absolute. Investments in the strategies identified below present significant risks. See "Risk Factors" and "Investment Objectives, Strategies and Investment Features—Investment Strategies of Investment Managers."

  Core. The Fund's core strategy generally targets high-quality portfolios with real estate assets that provide relatively lower and more stable returns. Investments are typically located in primary markets and in the main property types (offices, retail, industrial and residential). Properties are stable, well-maintained, well-leased and often of the Class A variety. The Fund intends to identify investments within this strategy that anticipate little or no leverage (0 to 30%) or additional capital investment, maintain relatively stable and high occupancy levels and typically carry premium rents within a market. As an example a Class A office property may broadly be defined as 100,000 square feet or larger (five or more floors), concrete and steel construction, recently built and/or very well maintained (excellent condition), with business/support amenities and in a strong identifiable location with good access in a primary metropolitan market.

  Core Plus. The Fund's core plus strategy seeks moderate risk portfolios with real estate that provides moderate returns and seeks to use leverage of typically less than 50% to potentially boost returns beyond those achieved through a core strategy. Investments are predominantly core but with an emphasis on a modest value added approach. Focus is on the main property types, in both primary and secondary markets, in Class A or Class B quality buildings that require some form of enhancement (i.e. repositioning and/or releasing). The Fund intends to identify investments within this strategy that anticipate between 30 to 49% leverage and some additional capital investment. In comparison to the Class A example above, a Class B property may be renovated and/or in good condition, potentially smaller in size, in a good location in a primary or secondary metropolitan market.

  Value Added. The Fund's value added strategy typically focuses on more aggressive active asset management and often employs more leverage. Investment portfolios typically target lower quality buildings, in both primary and secondary markets in the main property types. Properties are considered value added when they exhibit management or operational problems, require physical improvement, and/or suffer from capital constraints. Buildings often require enhancement to upgrade them to Class A buildings (i.e. redevelopment/repositioning/releasing). The Funds intends to identify investments within this strategy that anticipate between 50 to 70% leverage and additional capital investment.

  Global Real Estate Equities. The Fund's global real estate equities strategy seeks to benefit from national and regional economic growth around the world by investing in REITs and other publicly-traded real estate securities. The market capitalization of global real estate securities is approximately triple that of the United States, and the Adviser believes that there is an upward trend in investing in global real estate, which would provide the Adviser with potential for diversification, competitive total returns and current income. These investments include equity securities issued by U.S. and non-U.S. real estate companies, including REITs and similar REIT-like entities. REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment similar to that of U.S. REITs. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The Fund intends to select Investment Mangers that manage funds that include companies with strong market positions and properties, and employ a risk-managed approach that focuses on companies that are leading the securitization of global real estate.

  Real Estate Preferred Equities. The Fund's real estate preferred equities strategy seeks high income and capital preservation by investing in preferred stock of REITs and other real estate-related companies. The Fund intends to identify Investment Managers that may apply differing strategies, including, but not limited to a value-oriented investment approach focused on credit quality and company fundamentals. The Fund will seek Investment Managers that evaluate the fundamental characteristics of the issuers, including creditworthiness and prevailing market factors. This approach will take into account an issuer's corporate and capital structures and placement of the preferred securities within that structure.

  Real Estate Debt. The Fund's real estate debt strategy seeks to create and maintain a portfolio of investments or invest in funds that generate a stable income stream of attractive and consistent cash distributions. Investing in commercial real estate loans and other real estate-related securities will emphasize the payment of current returns to investors and preservation of invested capital as primary investment objectives. The Fund intends to identify Investment Funds and SMAs with Investment Managers that generally focus on the major property types within commercial real estate (multifamily, industrial, office and retail), but the Fund may also seek debt investments in respect of certain other property types with strong credit characteristics. The Fund will include varying investment strategies that include investment and origination of first mortgage loans as well as subordinated debt (B-notes and mezzanine loans), commercial mortgage-backed securities ("CMBS"), bridge loans and other secured and unsecured real estate-related investments.

Risk Management Techniques    The Fund may use derivative or hedging strategies primarily as a means to manage risks associated with interest rate and/or currency fluctuations. The Fund may hedge against foreign currency risks, and it may enter into forward currency exchange contracts for hedging purposes and non-hedging purposes to pursue its investment objective. There can be no assurances that the Fund will engage in such strategies or that these strategies will be successful. The extent to which the Fund engages in such strategies is limited by the Investment Company Act. See "Risk Factors."

Potential Benefits of Investing in the Fund    An investment in the Fund enables investors to invest with Investment Managers whose services generally are not available to the investing public or whose Investment Funds may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that most Investment Managers typically impose on shareholders.

  In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole may achieve the benefits of diversification by allocating its assets among a carefully selected group of Investment Managers and Investment Funds. While the Fund is a non-diversified investment company under the Investment Company Act and is therefore subject to the non-diversification requirements under the Investment Company Act, the Adviser intends to reduce the volatility inherent in a direct investment with a single Investment Manager or single strategy by investing through multiple Investment Managers, Investment Funds and SMAs. See "Risk Factors—The Fund is Non-Diversified."

Board of Directors    The Fund has a board of directors (collectively, the "Board") that has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations. A majority of the Directors are not "interested persons" of the Fund, the Adviser, the Sub-Adviser, the Distributor, the Sub-Distributor, or any affiliate of the Fund, the Adviser, the Sub-Adviser, the Distributor, or the Sub-Distributor, as defined by the Investment Company Act (the "Independent Directors"). See "Management of the Fund—Independent Directors."

Investment Management Fee    The Fund will pay the Adviser a quarterly fee (the "Investment Management Fee") at an annual rate of 0.90% of the NAV. While paid quarterly, the Investment Management Fee shall accrue each month based on the calculation of the NAV as of the preceding month's Closing Date.

The Investment Management Fee is paid to the Adviser out of the Fund's assets. The Investment Management Fee is in addition to the asset-based fees charged by the Investment Funds. The Fund is not obligated to compensate the Sub-Adviser; the Adviser shall pay the Sub-Adviser from its Investment Management Fee. See "Management of the Fund—Adviser and Investment Management Fee."

  The Investment Management Fee will be waived during the time period that the subscription amounts are held by [_______] (the "Escrow Agent") pending the Initial Closing Date.

Account Servicing Fee    The Fund will pay to the Distributor and the Distributor will pay to the Sub-Distributor an account servicing fee (the "Account Servicing Fee"). The Account Servicing Fee will accrue monthly at a rate equal to 0.0417% (a 0.50% annual rate) of the NAV of each shareholder's Shares as of the preceding month's Closing Date, after crediting or debiting any increase or decrease in NAV for the last calendar date of the preceding month, but prior to reduction, for (i) any repurchase payments to be paid in respect of a Repurchase Date (defined below) that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding fiscal quarter) or (iii) Investment Management Fees, Distribution Fees or Account Servicing Fees assessed as of such date.

  The Account Servicing Fee will begin to accrue as of a Closing Date relating to the Shares upon which such fee is based. The Account Servicing Fee for any period less than a three-month period shall be pro-rated based on the number of months that such investment has been in the Fund. The Account Servicing Fee is payable in arrears at the end of each fiscal quarter. Prior to the Initial Closing Date, upon which a minimum of [$___] million Shares are issued, no fees will accrue or be paid to the Distributor, the Sub-Distributor or the Selling Agents.

  The Sub-Distributor may, in its sole discretion, pay up to the entire amount of the Account Servicing Fee relating to Shares to the Selling Agent that assisted in the servicing of accounts. Because the Account Servicing Fee is calculated based on the Fund's NAV, it reduces the NAV of the Shares. See "Plan of Distribution."

Distribution Fee    The Fund will pay to the Distributor and the Distributor will pay to the Sub-Distributor a distribution fee (the "Distribution Fee") that will accrue monthly at a rate equal to 0.050% (a 0.60% annual rate) of the NAV of each shareholder's Shares as of the preceding month's Closing Date, after crediting or debiting any increase or decrease in NAV for the last calendar date of the preceding month, but prior to reduction for (i) any repurchase payments to be paid in respect of a Repurchase Date (defined below) that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding fiscal quarter), or (iii) Investment Management Fees, Distribution Fees or Account Servicing Fees assessed as of such date.

  The Sub-Distributor may transfer or re-allow a portion of the Distribution Fee to certain Selling Agents. The Distribution Fee will begin to accrue as of a Closing Date relating to the Shares upon which such fee is based. The

Distribution Fee for any period less than a three-month period shall be pro-rated based on the number of months that such investment has been in the Fund. The Distribution Fee is payable in arrears at the end of each fiscal quarter. Prior to the Initial Closing Date, upon which a minimum of [$___] million Shares are issued, no fees will accrue or be paid to the Distributor, the Sub-Distributor or the Selling Agents. Because the Distribution Fee is calculated based on the Fund's NAV, it reduces the NAV of the Shares. See "Plan of Distribution."

Other Fees and Expenses    BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") performs certain administrative, accounting and transfer agency services for the Fund. In consideration for providing such services, the Fund pays BNY Mellon an annual fee calculated based upon the NAV of each shareholder's Shares as of each fiscal period, subject to a minimum quarterly fee, and will reimburse certain of BNY Mellon's expenses.

  The Fund will bear all expenses incurred in the business of the Fund and the shareholders will indirectly bear all expenses incurred in the business of the Investment Funds. See "Management of the Fund—Other Expenses of the Fund" and "Summary of Fund Expenses."

Expense Limitation and Reimbursement Agreement    The Adviser has voluntarily entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for a twelve-month term ending [_______, 2012] (the "Limitation Period"), which limits the amount of certain expenses borne by the Fund during the Limitation Period to an amount not to exceed 1.25% per annum of the Fund's net assets (the "Expense Cap"). During the Limitation Period, in the event that certain expenses of the Fund exceed the Expense Cap, the Adviser will reimburse the Fund for any such expenses paid or borne by the Fund. See "Management of the Fund—Expense Limitation and Reimbursement Agreement."

Borrowing    The Fund may borrow money to achieve its investment objective. Such borrowed money is referred to as financial leverage. In addition, the Fund may use leverage for liquidity purposes. In each case, the amount that the Fund may borrow will be limited by the provisions of Section 18 of the Investment Company Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a "senior security" (as defined in the Investment Company Act) to those instances where immediately after giving effect to such issuance, the Fund will have "net asset coverage" (as defined in the Investment Company Act) of at least 300%. If the Fund does employ financial leverage, the Fund may seek to use commercial paper and/or borrowing available to the Funds. Any financial leverage at the Fund level will be in addition to financial leverage that an Investment Fund may use as part of its capital structure. See "Risk Factors—The Fund May Borrow Money" and "—The Fund's Use of Leverage Involves Risk of Loss."

Shareholder Suitability    An investment in the Fund involves a considerable amount of risk. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you and/or your personal financial adviser should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered to be an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. In addition, while the shareholder has a limited ability to transfer or resell Shares pursuant to the provisions of the Limited Liability Company Agreement of the Fund (the "LLC Agreement"), the Fund's Shares are not traded on an active market and liquidity will generally only be available through the limited tender offers described below. See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

Distribution Policy and Dividend Reinvestment Plan    Although the Fund cannot state with certainty when distributions will commence, once the Fund's initial distribution has been made, the Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year through regular quarterly distributions to the shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund may make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and SMAs and capital gains earned by the Fund from the disposition of Investment Fund and SMA investments, together with any dividends or interest income earned from such investments. The Fund will establish reasonable reserves to meet Fund obligations prior to making distributions. See "Taxes."

  Dividends and capital gain distributions paid by the Fund will not be reinvested in additional Shares of the Fund unless a shareholder "opts in" (elects to reinvest in Shares). Shareholders may elect initially to reinvest by indicating that choice on a shareholder certification. Thereafter, shareholders are free to change their election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting its Selling Agent, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date (generally, the last business day of a calendar quarter). There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions. See "Taxes" and "Description of Shares."

Repurchases of Shares    No shareholder will have the right to require the Fund to redeem the shareholder's Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times and on such terms as may be determined by the Fund's Board in its complete and exclusive discretion. The Board will consider the following factors, among others, in making such determination:

•  whether any shareholders have requested to tender Shares to the Fund;

•  the liquidity of the Fund's assets;

•  the investment plans and working capital requirements of the Fund;

•  the relative economies of scale with respect to the size of the Fund;

•  the history of the Fund in repurchasing Shares;

•  the condition of the securities markets; and

•  the anticipated tax consequences of any proposed repurchases of Shares.

  See "Redemptions, Repurchases of Shares and Transfers—Repurchase of Shares." The Adviser expects that it will recommend to the Board that the Fund offer (an "Offer") to repurchase Shares from shareholders on the first quarterly distribution date following the one year anniversary of the First Closing (the "Initial Repurchase Date") and quarterly thereafter ("Subsequent Repurchase Dates" and together with the Initial Repurchase Date, the "Repurchase Dates"). The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares four times each year, commencing one year after the Initial Closing Date and that such recommended repurchase offer amounts shall not be less than 5% nor more than 25% of the Shares outstanding on the repurchase request deadline. The Fund intends to manage liquidity by maintaining a portfolio of liquid securities sufficient to allow it to have quarterly tenders in accordance with such Rule. See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

  Promptly after the Board has determined that the Fund will make an Offer, the Fund will send a notice to each shareholder detailing: (i) the commencement date of such Offer; (ii) the Repurchase Date for such Offer; (iii) the number of Shares that are the subject of such Offer and the percentage that such Shares represent of all Shares held by shareholders; and (iv) any other information that the Board has determined, in its sole discretion, that a shareholder should consider in deciding whether and how to participate in such Offer (the "Repurchase Notice"). For each Offer, a Repurchase Notice will be sent to each shareholder no later than thirty (30) calendar days prior to the deadline to accept such Offer ("Offer Acceptance").

  A shareholder who tenders some, but not all, of such shareholder's Shares for repurchase as of a Repurchase Date will be required to maintain a minimum aggregate NAV of shares equal to $10,000. The Fund reserves the right to reduce the amount to be repurchased from a shareholder as of a Repurchase Date so that the required minimum aggregate NAV of shares is maintained. Upon request by a shareholder, the Board may permit a shareholder to cancel an Offer Acceptance, if such cancellation is determined by the Board to be in the best interest of the Fund.

  A shareholder who tenders for repurchase such shareholder's Shares during the first year following such shareholder's initial capital contribution will be subject to a fee of 2.00% of the value of the Shares repurchased by the Fund, payable to the Fund (an "Early Repurchase Fee"). The Board may, in certain limited instances where the Board has determined that the remaining shareholders will not be materially and adversely affected or prejudiced, waive the imposition of the Early Repurchase Fee. Any such waiver does not imply that the Early Repurchase Fee will be waived at any time in the future or that such Early Repurchase Fee will be waived for any other shareholder.

  If Share repurchase requests exceed the number of Shares in the Fund's repurchase offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Fund's outstanding Shares. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. See "Redemptions, Repurchases of Shares and Transfers—Repurchase of Shares."

  Additionally, in certain instances such repurchase offer may be suspended or postponed by a vote of a majority of the Board, including a vote by a majority of the Independent Directors.

  The Fund may also repurchase Shares of a shareholder or any person acquiring Shares from or through a shareholder if, among other reasons, the Board determines that it would be in the best interests of the Fund to repurchase such Shares. See "Redemptions, Repurchases of Shares and Transfers—No Right of Redemption or Transfer" and "—Repurchases of Shares."

Taxation    The Fund intends to qualify and elect to be treated as a RIC under the Code. As a RIC, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts. Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in shares.

  For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will be required to "look through" to the character of the income, assets and investments held by certain Investment Funds. However, unlike registered investment companies, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. In order to ensure compliance with all applicable regulatory requirements, the Fund will seek to invest in Investment Funds that take the form of a REIT or have established feeder funds that qualify as REITs for federal tax purposes under the Code. Additionally, the Fund will directly own real estate-related securities through SMAs managed by selected Investment Managers. Such SMAs shall allow for greater transparency in reporting.

The Fund may also invest in a separate investment vehicle established by an Investment Manager, solely for the purpose of managing a portion of the Fund's assets.

  Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

  If the Fund fails to qualify as a RIC or fails to distribute at least 90% of its investment income and net short-term capital gains to shareholders in any taxable year, the Fund would be subject to the payment of financial penalties as outlined in the Regulated Investment Company Modernization Act of 2010 (the "RIC Modernization Act"). If the penalties are not paid or if it fails to meet the RIC income or asset requirements under the Code by more than a de minimis amount or such failure was not due to reasonable cause, the fund could lose its RIC tax status and the Fund would become subject to corporate taxation rates. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. See "Taxes" and, in the SAI, "Tax Aspects."

Risk Factors    An investment in the Fund involves a high degree of risk. Risks of investing in the Fund, or in an investment vehicle managed by Investment Managers, include, but are not limited to, those outlined below. See "Risk Factors" and elsewhere in this Prospectus where risks of investment are discussed in more detail and should be carefully considered before investing in the Shares.

•  Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs.

•  Conflicts of Interest. The Adviser, the Sub-Adviser and their affiliates manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts, as well as to the Fund. The Fund has no interest in the activities of the other Adviser Clients. In addition, the Adviser, the Sub-Adviser and their affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.

•  The Fund is Newly Organized. The Fund is a newly formed entity with no significant operating history upon which prospective investors may evaluate the Fund's potential performance. The Adviser has no prior relevant operating history with regards to companies registered under the Investment Company Act.

•  The Fund is Non-Diversified. The Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

•  Shareholders Will Have Only Limited Liquidity. Shares do not trade in any public market or exchange. With limited exceptions, including the ability to transfer or resell Shares in accordance with the provisions of the LLC Agreement, liquidity will be provided only through Board-approved tender offers.

•  Once the Adviser Has Selected an Investment Manager or Investment Fund, the Adviser Will Have No Control Over an Individual Investment Manager's or Investment Fund's Investment Decisions.

•  The Investment Funds Will Generally Not Be Subject to the Investment Company Act, and as a Result the Fund's Investment in Such Investment Funds Will Not be Subject to Certain Protections Afforded to Investors Under the Investment Company Act.

•  The Value of the Fund's Investments May Be Difficult to Ascertain and the Valuations Provided by Investment Managers May Vary From the Amounts the Fund Would Receive Upon Withdrawal of its Investments.

•  Investors in the Fund May be Subject to the Costs and Expenses of the Fund and the Investment Funds in which the Fund Invests.

•  Restricted and Illiquid Investments Involve the Risk of Loss.

•  Business and Regulatory Risks of the Fund and of Investment Funds.

•  Hedging Strategies Employed By Investment Managers and Investment Funds May Not Be Successful.

•  Investment Funds May Have Heavily Concentrated Investment Holdings.

•  General Market Fluctuations Will Affect the Fund's Returns.

•  General Risks of Investing In Real Estate.

•  Risks of Investing in Real Estate Debt and Real Estate-Related Debt Securities.

•  Availability of Investable Assets.

•  Environmental Risks.

•  Risk of Undisclosed Liabilities.

•  Currency and Exchange Rate Risks.

•  Ability to Enforce Legal Rights.

•  Undeveloped Infrastructure.

•  The Fund's Use of Leverage Involves Risk of Loss.

•  Investment Fund Leverage.

•  The Investment Funds' Foreign Investments Involve Risk of Loss.

•  The Investment Funds May Purchase Equity Securities Without Restriction as to Market Capitalization.

•  Reliance on Key Individuals.

•  Tax Risk.

•  Compliance with the Asset Diversification Requirement.

•  Distributions to Investors and Payment of Tax Liability.

  You should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund's investment program will be successful.

SUMMARY OF FUND EXPENSES

The following table summarizes the expenses of the Fund and is intended to assist shareholders and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. Each figure below relates to a percentage of the Fund's average NAV at month-end over the course of a year. The expenses associated with investing in a "fund of funds" such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the members of a fund of funds also indirectly pay a portion of the fees and expenses charged at the Investment Fund level. The fees associated with an Investment Fund will generally include a management fee ranging from 0.25% to 1.50% per annum of the average NAV of the Fund's investment in such Investment Fund.

Shareholder Transaction Expenses
Maximum Sales Load (percentage of offering price)(1)	3.00%
Maximum Sales Load on Reinvested Distributions	None
Maximum Early Repurchase Fee	2.00%
Annual Expenses (as a percentage of net assets attributable to Shares)
Investment Management Fee(2)	0.90%
Account Servicing Fee(3)	0.50%
Distribution Fee(4)	0.60%
Other Expenses(5)	[0.35%]
Acquired fund fees and expenses (Investment Fund fees and expenses)(6)	[1.10%]
Total Annual Expenses(7)	[3.45%]

(1)  Generally, the stated minimum initial investment in the Fund is shares with an initial value of at least $10,000, which stated minimum may be reduced for certain investors, based on their investment amount. Shareholders may be subject to a Sales Load of up to 3.00% of the shareholders investment in the Fund. The Shares will be sold initially at $25 per Share on the Initial Closing Date and, thereafter, at the NAV per Share on the day preceding any subsequent Closing Date. Any amounts paid by a shareholder as a Sales Load will not be part of such shareholder's investment in the Fund.

  The table above assumes a maximum Sales Load is charged. Investments will be subject to a Sales Load in amounts set forth below:

Investment Amount	Sales Load
Less than $100,000	3.00%
$100,000 - $249,999	2.50%
$250,000 - $499,999	2.00%
$500,000 - $999,999	1.50%
$1,000,000 - $4,999,999	1.00%
$5,000,000 or more	None

  The Sub-Distributor and/or the Selling Agents may, in their discretion, waive all or a portion of the Sales Load for certain investors. In addition, purchasers of Shares in conjunction with certain "wrap" fee, asset allocation or other managed asset programs sponsored by an investment adviser and the directors, partners, principals, officers and employees of such an investment adviser or of any of the Adviser and its affiliates may be charged no or only a portion of a Sales Load. See "Plan of Distribution."

(2)  The Fund will pay the Adviser a quarterly fee (the Investment Management Fee) at an annual rate of 0.90% of the NAV. While paid quarterly, the Investment Management Fee shall accrue each month based on the calculation of the NAV as of the preceding month's Closing Date. The Investment Management Fee is paid to the Adviser out of the Fund's assets. The Investment Management Fee is in addition to the asset-based fees charged by the Investment Funds. The Fund is not obligated to compensate the Sub-Adviser; the Adviser shall pay the Sub-Adviser from its Investment Management Fee. The Investment Management Fee accrues monthly before giving effect to (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Quarter), or (iii) Investment Management Fees or Account Servicing Fees assessed as of such date and is payable at the end of each fiscal quarter. See "Management of the Fund—Adviser and Investment Management Fee."

  The Investment Management Fee will be waived during the time period that the subscription amounts are held by the Escrow Agent pending the Initial Closing Date. Because the Investment Management Fee is calculated based on the Fund's NAV, it may reduce the NAV of the Fund.

(3)  The Fund will pay to the Distributor and the Distributor will pay to the Sub-Distributor an Account Servicing Fee. The Account Servicing Fee will accrue monthly at a rate equal to 0.0417% (a 0.50% annual rate) of the NAV of each shareholder's Shares as of the preceding month's Closing Date, after crediting or debiting any increase or decrease in NAV for the last calendar date of the preceding month, but prior to reduction for (i) any repurchase payments to be paid in respect of a Repurchase Date (defined below) that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding fiscal quarter), or (iii) Investment Management Fees, Distribution Fees or Account Servicing Fees assessed as of such date.

  The Account Servicing Fee will begin to accrue as of a Closing Date relating to the Shares upon which such fee is based. The Account Servicing Fee for any period less than a three-month period shall be pro-rated based on the number of months that such investment has been in the Fund. The Account Servicing Fee is payable in arrears at the end of each fiscal quarter. Prior to the Initial Closing Date, upon which a minimum of [$___] million Shares are issued, no fees will accrue or be paid to the Distributor, the Sub-Distributor or the Selling Agents.

  The Sub-Distributor may, in its sole discretion, pay up to the entire amount of the Account Servicing Fee relating to Shares to the selling agent that assisted in the servicing of accounts. Because the Account Servicing Fee is calculated based on the Fund's NAV, it reduces the NAV of the Shares. See "Plan of Distribution."

(4)  The Fund will pay to the Distributor and the Distributor will pay to the Sub-Distributor a Distribution Fee that will accrue monthly at a rate equal to 0.050% (a 0.60% annual rate) of the NAV of each shareholder's Shares as of the preceding month's Closing Date, after crediting or debiting any increase or decrease in NAV for the last calendar date of the preceding month, but prior to reduction for (i) any repurchase payments to be paid in respect of a Repurchase Date (defined below) that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding fiscal quarter), or (iii) Investment Management Fees, Distribution Fees or Account Servicing Fees assessed as of such date.

  The Sub-Distributor may transfer or reallow a portion of the Distribution Fee to certain participating broker-dealers. The Distribution Fee will begin to accrue as of a Closing Date relating to the Shares upon which such fee is based. The Distribution Fee for any period less than a three-month period shall be pro-rated based on the number of months that such investment has been in the Fund. The Distribution Fee is payable in arrears at the end of each fiscal quarter. Prior to the Initial Closing Date, upon which a minimum of [$___] million Shares are issued, no fees will accrue or be paid to the Distributor, the Sub-Distributor or the Selling Agents. Because the Distribution Fee is calculated based on the Fund's NAV, it reduces the NAV of the Shares. See "Plan of Distribution."

(5)  Because the Fund is newly organized, this amount is based on estimated net assets of the Fund of $750 million. Other Expenses, expressed as a percentage of the Fund's net assets, may be higher if net assets of the Fund are less than $750 million. The Fund's annual expense ratio will increase or decrease over time as the Fund's asset level decreases or increases, respectively, and as actual Fund expenses may vary. See "Management of the Fund—Other Expenses of the Fund."

  The Adviser has voluntarily entered into an Expense Limitation and Reimbursement Agreement with the Fund for a twelve month term ending [_______, 2012] (the Limitation Period), which limits the amount of specified expenses ("Specified Expenses") borne by the Fund during the Limitation Period to an amount not to exceed 1.25% per annum of the Fund's net assets (the Expense Cap). Specified Expenses includes all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Investment Management Fee, (ii) fees of the Investment Funds in which the Fund invests, (iii) brokerage costs, (iv) interest payments and (v) extraordinary expenses (as determined in the sole discretion of the Adviser). During the Limitation Period, in the event that the Fund bears Specified Expenses that exceed the Expense Cap, the Adviser will reimburse the Fund for any such expenses paid or borne by the Fund. See "Management of the Fund—Expense Limitation and Reimbursement Agreement."

(6)  Includes the fees and expenses of the Investment Funds in which the Fund intends to invest based upon the anticipated net proceeds of this offering of approximately $750 million. These represent operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds). The "Acquired fund fees and expenses" disclosed above are estimated based on the operating history of the Investment Funds, which may change substantially over time and, therefore, significantly affect "Acquired fund fees and expenses."

(7)  Total annual expenses shown in the table will increase or decrease over time based on the Fund's asset level and other factors.

The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder of the Fund. The annual "Other expenses" shown above are estimated based on estimated net assets of the Fund of $750 million and anticipated expenses for the first year of the Fund's operations, and includes, among other things, fees and other expenses that the Fund will bear directly, including the Fund's organizational expenses, initial and ongoing offering costs and fees and expenses of BNY Mellon, the Escrow Agent and Bank of New York Mellon (the Fund's "Custodian"). In the event that the net assets of the Fund were to be substantially smaller than $750 million, the Fund's estimated expenses as a percentage would be higher than the estimates presented above. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

Example

	1 Year			3 Years			5 Years			10 Years
You would pay the following expenses, including a Sales Load* (see footnote (1) above), on a $1,000 investment:	$	[	__]	$	[	__]	$	[	__]	$	[	__]
	1 Year			3 Years			5 Years			10 Years
* Without the Sales Load, the expenses would be:	$	[	__]	$	[	__]	$	[	__]	$	[	__]

The example does not present actual expenses and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown (and "Acquired fund fees and expenses" may also be greater or less than that shown).

PRIVACY NOTICE

This notice describes the Fund's privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. "Personal Information" is obtained from the following sources:

•  Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•  Written and electronic correspondence, including telephone contacts; and

•  Transaction history, including information about the Fund's transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third-party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs

Identifying the appropriate investment strategies, Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. The success of the Fund depends in large part upon the ability of the Adviser to choose successful Investment Managers and upon the ability of the Adviser and the Investment

Managers to develop and implement investment strategies that achieve the Fund's investment objectives. Although the Adviser, with the assistance of the Sub-Adviser, expects to monitor the Investment Managers to which the Fund allocates its capital, it is always possible that a number of the Investment Managers might take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund's investment goal.

Furthermore, the Investment Managers have varying levels of experience—some may be newly organized and have no, or limited, operating histories. Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. In addition, market conditions and acquisition approaches are continually changing, and a particular Investment Manager's past successful performance may be largely irrelevant to such Investment Manager's prospects for future profitability. The Fund's investment program should be evaluated on the basis that there can be no assurance that the Adviser's assessments of Investment Managers, and, in turn, their assessments of the short-term or long-term prospects of investments, will prove accurate or that the Fund will achieve its investment objective.

The Fund seeks to disperse its assets by allocating such assets among various Investment Managers. Such dispersion may not be achieved as a result of insufficient investment opportunities or insufficient investable assets as a result of insufficient subscriptions or withdrawals by shareholders. In addition, although the dispersion of the Fund's investments in a variety of securities and industries is intended to reduce the Fund's exposure to adverse events associated with specific issuers or industries, the number of investments by Investment Funds will be limited, and the portfolios of some Investment Funds may be highly concentrated in particular property types, geographic locations or securities issuers. As a consequence, the Fund's returns as a whole may be adversely affected by the unfavorable performance of even a single investment by an Investment Fund.

The Investment Managers have exclusive responsibility for making property acquisition and sales, or securities trading decisions on behalf of the Fund. The Investment Managers also manage other accounts (including funds and accounts in which the same Investment Managers may have ownership interests) which, together with accounts already managed by such Investment Managers, could compete for the same investments an Investment Manager might otherwise make on behalf of the Fund. See "—Conflicts of Interest."

Investment Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide an adequate operating environment for an Investment Fund, including back office functions, property management, accounting, administration, risk management, valuation services and reporting. Investment Managers may also face competition from other investment funds which may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel. Additionally, certain Investment Managers may pursue over time different investment strategies which may limit the Fund's ability to assess an Investment Manager's ability to achieve its long-term investment objective. Furthermore, an Investment Manager may face additional risks as the assets of an Investment Fund increase over time. In such instances, an Investment Manager may be unable to manage an Investment Fund's increased assets effectively because it may be unable to maintain the Investment Fund's current investment strategy or find the types of investments better suited for an Investment Fund with an increased capital basis.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.

The Fund may also be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's Shares. In addition, Investment Managers may have indemnification obligations to the respective service providers they employ.

Conflicts of Interest

The Adviser, the Sub-Adviser and their affiliates manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts (collectively, "Adviser Clients"), as well as to the Fund. The Fund has no interest in the activities of the other Adviser Clients. In addition, the Adviser, the Sub-Adviser and their affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser, the Sub-Adviser and/or their affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for their selves or their officers, directors, partners, members or employees, but not for the Fund. Situations may arise in which the Adviser, the Sub-Adviser and/or their affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, the Sub-Adviser and/or their affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest.

Investment research and due diligence may be periodically discussed among portfolio managers and other senior personnel of the Adviser, the Sub-Adviser and/or their affiliates. However, investment decisions for the Fund are made independently from those of Adviser Clients. If, however, the Fund desires to invest in, or withdraw from, the same Investment Fund as an Adviser Client, the opportunity will be allocated equitably. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments. In some cases, investments for Adviser Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund. This process may adversely affect the amount the Fund will be able to invest in an Investment Fund. In other cases, the Fund may invest in a manner opposite to that of Adviser Clients—i.e., the Fund buying an investment when Adviser Clients are selling, and vice-versa.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients. The Adviser, the Sub-Adviser and their officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Distributor and the Sub-Distributor and any Selling Agents or their affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts").

The Adviser, the Sub-Adviser and/or their affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser, the Sub-Adviser and/or their affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

Additionally, conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest.

The Fund is Newly Organized

The Fund is a newly formed entity with no significant operating history upon which prospective investors may evaluate the Fund's potential performance. While the senior investment professionals and other individuals employed by the Adviser and the Sub-Adviser have extensive prior experience in real estate and real estate-related investment activities, past performance with respect to such real estate-related investment activities is not a guarantee of future results. The Adviser has no prior relevant operating history with regards to companies registered under the Investment Company Act.

The Fund is Non-Diversified

The Fund is classified as a "non-diversified" management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Interests. In general, the Fund will limit its investment in any one Investment Fund to less than 25% of its assets.

Shareholders Will Have Only Limited Liquidity

The Fund is a closed-end investment company designed primarily for long-term investors. Shares do not trade in any public market or exchange. With limited exceptions, including the ability to transfer or resell Shares in accordance with the provisions of the LLC Agreement, liquidity will be provided only through Board-approved tender offers. These securities are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the LLC Agreement. However, the Shares will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Shares will develop. In addition, Shares are not redeemable. To provide a limited degree of liquidity to investors, the Fund intends to offer to repurchase its outstanding Shares pursuant to written tenders by investors. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares four times each year, commencing one year after the Initial Closing Date. These repurchases will be made at such times and on such terms as may be determined by the Fund's Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares four times each year, commencing one year after the Initial Closing Date and that such recommended repurchase offer amounts shall not be less than 5% nor more than 25% of the Shares outstanding on the repurchase request deadline. See "Redemptions, Repurchases of Shares and Transfers." The Fund intends to manage liquidity by maintaining a portfolio of liquid securities sufficient to allow it to have quarterly tenders in accordance with such Rule. See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been, if sufficient additional interests are not sold. Therefore, it may force the Fund to sell assets (i.e., interests in Investment Funds) it otherwise would not sell. It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Additionally, in certain instances such repurchase offer may be suspended or postponed by a vote of a majority of the Board, including a vote by a majority of the Independent Directors. See "Redemptions, Repurchases of Shares and Transfers—Repurchase of Shares."

Once the Adviser Has Selected an Investment Manager or Investment Fund, the Adviser Will Have No Control Over an Individual Investment Manager's or Investment Fund's Investment Decisions

The Adviser will not have any control over the investments made by Investment Managers. The Adviser may, however, reallocate the Fund's investments among the Investment Funds, but the Adviser's ability to do so may be constrained by the withdrawal limitations imposed by the Investment Funds. These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should an Investment Manager fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser's ability to terminate investments in Investment Funds that are poorly performing or have otherwise had adverse changes. In addition, at times when Investment Funds offer limited availability to shareholders, the Adviser may allocate such limited availability among and between multiple entities managed by it or its affiliates, resulting in a Fund portfolio which differs from the portfolio which might result if the Adviser only managed the Fund. See "—Conflicts of Interest." Although the Adviser intends to use certain criteria in evaluating and monitoring Investment Funds, there is no assurance that the Adviser will use the same criteria for all Investment Funds. Although the Adviser employs a due diligence process to review each Investment Manager's back office and accounting systems and obtains third-party verifications and background checks, there is no assurance that such efforts will detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Investment Manager's operations and activities.

To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund (which it intends to do), it will not be able to vote on matters that require the approval of the investors of the Investment Fund, including a matter that could adversely affect the Fund's investment, such as changes to the Investment Fund's investment objective or policies or the termination of the Investment Fund. See "Investment Objectives, Strategies and Investment Features—Investment Objectives."

The Investment Funds Will Generally Not Be Subject to the Investment Company Act, and as a Result the Fund's Investment in Such Investment Funds Will Not be Subject to Certain Protections Afforded to Investors Under the Investment Company Act

The Investment Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be able to avail itself of the protections of the Investment Company Act with respect to the Investment Funds, including certain corporate governance protections, such as the requirement of having a majority or 50% of the directors serving on a board be independent directors, and statutory protections against self-dealings by the Investment Managers.

The Value of the Fund's Investments May Be Difficult to Ascertain and the Valuations Provided by Investment Managers May Vary From the Amounts the Fund Would Receive Upon Withdrawal of its Investments

The NAVs received by the Fund from its Investment Managers are typically only estimates. In addition, certain securities and properties in which an Investment Fund may invest may not have a readily ascertainable market price. Such securities and properties will generally be valued by Investment Managers, which valuation will be conclusive with respect to the Fund, even though such Investment Managers may face a conflict of interest in valuing such securities because the value thereof will affect their compensation. See "—Conflicts of Interest." The Fund may rely on estimates of the value of these investments when calculating its NAV. The Fund may suspend the calculation of its NAV under certain conditions.

The valuation of the Fund's investment in an Investment Fund, as provided by an Investment Manager as of a specific date, may vary from the fair value of the investment as determined under procedures adopted by the Fund's Board. Shareholders should recognize that valuations of illiquid assets, such as interests in Investment Funds, involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments in Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Investment Funds. This could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from an Investment Fund, resulting in a dilution of the value of the Shares of shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to shareholders remaining in the Fund, but a shortfall to tendering shareholders. The Adviser will attempt to resolve any conflicts between valuations assigned by an Investment Manager and fair value as determined by the Adviser, the Sub-Adviser and BNY Mellon by seeking information from the Investment Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund's investment.

An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. The investment strategies and styles used by an Investment Manager are subject to change without notice. For information about an Investment Fund's NAV and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Shares. Shareholders in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be shareholders in the Investment Funds and will have no rights with respect to or standing or recourse against the Investment Funds, Investment Managers or any of their respective affiliates.

Investors in the Fund May be Subject to the Costs and Expenses of the Fund and the Investment Funds in which the Fund Invests

By investing in the Investment Funds indirectly through the Fund, a shareholder bears two layers of asset-based fees and expenses—at the Fund level and the Investment Fund level. In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Investment Manager or Investment Fund. The Fund may also invest in Investment Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund shareholders, to an additional level of fees. In the aggregate, these fees and expenses can be substantial and may adversely affect the value of any investment in the Fund.

Restricted and Illiquid Investments Involve the Risk of Loss

The Investment Managers may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities. An Investment Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Some of the Investment Funds may invest all or a portion of their assets in private placements which may be illiquid. Additionally, the Fund's repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund's ability to make withdrawals from Investment Funds which may be delayed, suspended altogether or not possible because, among other reasons, (i) many Investment Managers permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some Investment Funds may impose limits (known as "gates") on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date, and (iii) the Investment Funds' portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

In addition, the Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. Some Investment Funds also may suspend the redemption rights of their shareholders, including the Fund, from time to time. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

Business and Regulatory Risks of the Fund and of Investment Funds

Legal, tax and regulatory changes (including laws relating to taxation of the Fund's investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund. These factors may affect, among other things, the level of volatility of the prices of securities and real estate assets, the liquidity of the Investment Funds' investments and the availability of certain securities and investments. Volatility or illiquidity could impair the Fund's profitability or result in significant losses. Additionally, the regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The effect of any future regulatory change on the Fund could be substantial and adverse.

Risks of Investment Funds encompasses the possibility of loss due to Investment Funds' fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or simply poor judgment. During the lifetime of the Fund, there could be material changes in one or more Investment Funds, including changes in control, initial public offerings and mergers. The effect of such changes on an Investment Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Investment Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Investment Funds.

Hedging Strategies Employed By Investment Managers and Investment Funds May Not Be Successful

The Investment Managers and Investment Funds may engage in hedging strategies, which use options, interest rate swaps, caps and floors, or other derivatives in an effort to protect profits from losses due to currency fluctuations or interest rate changes. No assurance can be given that Investment Managers or the Adviser will employ hedging strategies with respect to all or any portion of a given Investment Fund's, or the Fund's, assets. The extent to which the Fund engages in such strategies is limited by the Investment Company Act. To the extent that hedging transactions are effected, their success is dependent on each Investment Manager's ability to correctly predict movements in the direction of currency or interest rates. Therefore, while the Fund or an

Investment Manager may attempt to hedge against undesirable exposure, unanticipated changes in the markets and investments or debt being hedged, or the nonoccurrence of events being hedged against, this may result in poorer overall performance than if the Fund or Investment Manager had not engaged in any such hedge. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and movements in the interest rates or currency valuations is unpredictable. Moreover, for a variety of reasons, the Investment Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio considerations being hedged. Such imperfect correlation may prevent the Investment Managers from achieving the intended hedge or expose the Fund to additional risk of loss. See "Additional Investment Policies—Special Investment Techniques" in the SAI.

Investment Funds May Have Heavily Concentrated Investment Holdings

One or more Investment Managers, from time to time, may invest a substantial portion of its Investment Fund's assets in a particular property type, geographic location or securities instrument. As a result, the investment portfolios of these Investment Funds (and, in turn, the Fund's portfolio) may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments. To the extent that the Fund's portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased.

General Market Fluctuations Will Affect the Fund's Returns

The Fund's investments in Investment Funds may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Real estate and securities values may experience greater volatility during periods of challenging market conditions, which periods may be similar to or worse than the conditions experienced from late 2007 to present. In addition, there can be severe limitations on an investor's ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity. Therefore, the Fund's NAV will fluctuate. You may experience a significant decline in the value of your investment and could lose money. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

General Risks of Investing In Real Estate

The assets underlying the Fund's investments in Investment Funds will consist wholly or substantially of real estate or real estate-related assets and securities. The Fund therefore will be subject to the risks associated with investment in such assets. These risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate, regional and local real estate conditions, the supply of and demand for properties, the financial resources of tenants, competition for tenants from other available properties, the ability of the Investment Funds to manage the real properties, changes in building, environmental, tax or other applicable laws, changes in real property tax rates, changes in interest rates, negative developments in the economy that depress travel activity, uninsured casualties, acts of God and other factors which are beyond the control of the Fund, the Adviser and/or the Sub-Adviser. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive. The possibility of partial or total loss of capital will exist and investors should not subscribe unless they can readily bear the consequences of such loss. Many of these factors could cause fluctuations in occupancy rates, rent schedules or operating expenses, resulting in a negative effect on the value of real estate assets. Valuation of real estate assets may fluctuate. The capital value of the Fund's investments may be significantly diminished in the event of a downward turn in real estate market prices.

Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase and are not generally decreased by events adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Although the Fund intends to confirm that Investment Funds in which it invests maintain comprehensive insurance on its investments in amounts sufficient, in a commercially reasonable manner, to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Fund will have no control over whether such insurance is maintained.

There can be no assurance that any of the Fund's investments will be sold at a price above the cost of acquisition or that the Fund will be able to sell or monetize an investment at a particular time. As a result, there can be no assurance that the Fund's investment objectives will be realized and the Fund may lose any or all of its capital.

Risks of Investing in Real Estate Debt and Real Estate-Related Debt Securities

The Fund, certain Investment Funds and Investment Managers may invest in real estate debt and real estate-related debt securities. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower's ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, and changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage loan held by the Fund or an Investment Fund, the Investment Fund and therefore the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the Fund's cash flow from operations. In the event of a default by a borrower on a non-recourse loan, the only recourse for the holder of that investment will be to the underlying asset (including any escrowed funds and reserves) collateralizing the loan. If a borrower defaults on a commercial real estate loan and the underlying asset collateralizing the commercial real estate loan is insufficient to satisfy the outstanding balance of the commercial real estate loan, this may cause a loss of principal or interest for the Investment Fund, Investment Manager and ultimately the Fund. In addition, even if with recourse to a borrower's assets, there may not be full recourse to such assets in the event of a borrower bankruptcy.

Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on anticipated returns on the foreclosed mortgage loan. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law.

CMBS evidence interests in or secured by a single commercial mortgage loan or a pool of commercial real estate loans. Accordingly, the mortgage-backed securities of the Fund or an Investment Fund invest in are subject to all of the risks of the underlying mortgage loans.

If the Fund or an Investment Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund or the Investment Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans. An action to foreclose on a property securing a mortgage loan is regulated by state statutes and regulations and is subject to many of the delays and expenses of other lawsuits if the defendant raises defenses or counterclaims. In the event of default by a mortgagor, these restrictions, among other things, may impede the Fund's ability to foreclose on or sell the mortgaged property or to obtain proceeds sufficient to repay all amounts due to the Fund on the mortgage loan.

The Fund or an Investment Fund may invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. The Fund cannot predict the terms of each B-Note investment and does not have control over the terms of the investments held by an Investment Fund. Further, B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

The Fund or an Investment Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than long-term senior mortgage lending secured by income-producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund or the Investment Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund's mezzanine loan. If a borrower defaults on the Fund's mezzanine loan or debt senior to the Fund's loan, or in the event of a borrower bankruptcy, the Fund's mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of the Fund's investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

The Fund or Investment Funds may acquire interests in subordinated loans and invest in subordinated mortgage-backed securities. In the event a borrower defaults on a subordinated loan and lacks sufficient assets to satisfy the Fund's loan, there may be a loss of principal or interest. In the event a borrower declares bankruptcy, the holder of the investment may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan.

In general, losses on a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, and then by the "first loss" subordinated security holder. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit and any classes of securities junior to those in which held by the Fund or the Investment Funds, the Fund may not be able to recover all of the Fund's investment in the securities purchased. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline and, as a result, less collateral is available to satisfy interest and principal payments due on the related mortgage-backed securities, the securities in which the Fund or the Investment Fund may effectively become the "first loss" position behind the more senior securities, which may result in significant losses to the Fund.

Investments in commercial real estate loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.

Investment in long-term fixed rate debt securities will decline in value if long-term interest rates increase. Additionally, investments in floating-rate debt will be impacted by decreases in interest rates that may have a negative effect on value and interest income. Declines in market value may ultimately reduce earnings or result in losses to the Fund, which may negatively affect cash available for distribution to shareholders.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid. Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated.

Availability of Investable Assets

The activity of identifying and completing attractive real estate-related investments is competitive. Over the past several years, an increasing number of real estate partnerships have been formed for the purpose of investing in real estate-related assets. Other unrelated parties may form additional funds with similar investment objectives to the Fund. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities. There may be competition for investments of the type in which the Fund intends to invest, and such competition may lead to the Fund obtaining less favorable investment terms than would otherwise be the case or prevent the Fund from making some investments. As a result, there can be no assurance that the Fund will be able to locate attractive investment opportunities that satisfy the Fund's investment objective or realize upon the value of its investments or that the Fund will be able to become fully invested for a significant period of time.

Environmental Risks

The Investment Funds (and therefore the Fund) could face substantial risk of loss from claims based on environmental problems associated with the real estate underlying the Fund's investments. Furthermore, changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of the acquisition of such investment by the Fund and that could not have been foreseen. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such environmental condition.

Risk of Undisclosed Liabilities

In addition to the risk of environmental liability attaching to an investment, it is possible that investments acquired by the Fund could be affected by undisclosed matters. In respect of acquired land, the Fund's investment in the Investment Fund that owns such land could be affected by undisclosed matters such as legal easements, leases and all charges on property that have been registered and all charges that the acquiring entity is or should have been aware of at the time of the acquisition. Liability could also arise from the breaches of planning legislation and building regulations. Undisclosed breaches of other statutory regimes such as health and safety, fire and public health legislation could also give rise to liability. The property owner could also be liable for undisclosed duties payable to municipalities and counties as well as public claims deriving from supply to the property of water, electricity and other utilities and services. It is therefore possible that the Fund could acquire an investment affected by such matters, which may have a material adverse effect on the value of such investments.

Currency and Exchange Rate Risks

The Fund intends to invest in Investment Funds which invest in real estate and real estate-related assets located in Asia, Europe and other foreign geographic regions, and, as a result, the income received by such underlying investments of the Fund is likely to be denominated in currencies other than U.S. dollars. However, the books and records of the Fund are expected to be maintained in, and capital contributions to, and distributions from, the Fund are expected to be made in, U.S. dollars. Accordingly, changes in currency exchange rates between the U.S. dollar and such other currencies may adversely affect the U.S. dollar value of the investments, income, interest and dividends or other distributions received by the Fund, gains and losses realized on the sale of the investments and the amount of distributions, if any, to be made by the Fund.

In addition, the Fund may incur costs in converting the proceeds from its investments from one currency to another. As a general policy, the Fund does not intend to hedge against currency exchange risk. It is not possible over the life of the Fund to assess the degree to which foreign currencies will be affected by the devaluation thereof relative to the U.S. dollar due to economic conditions or to any managed exchange rate regime employed by the applicable government, but significant depreciation of the currency of a country in which the Fund has underlying investments may adversely impact such investments and/or the Fund's returns from such investments.

Ability to Enforce Legal Rights

Certain Investment Funds that invest in foreign jurisdictions may have difficulty in successfully pursuing claims in the courts of foreign jurisdictions to enforce the Fund's rights as an investor therein, as compared to the courts of the United States. Further, to the extent that a judgment is obtained, but enforcement thereof must be sought in the courts of another jurisdiction, there can be no assurance that such courts will enforce such judgment.

Undeveloped Infrastructure

Capital and advanced technology in certain foreign jurisdictions may be limited. Delays in local postal, transport, banking or communications systems could cause the Fund to lose rights, opportunities or entitlements and expose it to currency fluctuations.

The Fund's Use of Leverage Involves Risk of Loss

Although the Fund intends to borrow in a limited manner for investment purposes, which is known as financial leverage, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial Leverage involves risks and special considerations for shareholders including:

•  the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;

•  the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders;

•  the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and

•  the potential for an increase in operating costs, which may reduce the Fund's total return.

In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund's NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act. In addition, Borrowings by the Fund may be made on a secured basis. The Fund's Custodian will then either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Fund's Custodian, to redeem the Fund's investments in underlying Investment Funds without consideration of whether doing so would be in the best interests of the Fund's shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of financial leverage involves financial risk and would increase the exposure of the Fund's investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

Investment Fund Leverage

In addition to the financial leverage utilized by the Fund, Investment Funds in which the Fund invests may also utilize financial leverage. The Investment Funds may be able to borrow without limitation and may utilize various lines of credit and other forms of leverage, including swaps and reverse repurchase agreements. While leverage presents opportunities for increasing an Investment Fund's total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Investment Fund will decrease. Additionally, any event which adversely affects the value of an investment by an Investment Fund would be magnified to the extent such Investment Fund is leveraged. The cumulative effect of the use of leverage by an Investment Fund in a market that moves adversely to such Investment Fund's investments could result in a substantial loss to the Investment Fund which would be greater than if the Investment Fund were not leveraged. The Investment Funds in which the Fund intends to invest generally will be organized as REITs, corporations or other entities that provide that the Fund's risk of loss generally will be limited to the amount of the investment by the Fund.

The Investment Funds' Foreign Investments Involve Risk of Loss

Investments by the Fund and Investment Funds may be subject to economic, political, regulatory and social risks, which may affect the liquidity of such investments. Foreign ownership of real estate or real estate-related assets may be restricted, requiring the Investment Funds in which the Fund invests to share the applicable investment with local third-party shareholders or investors, and there may be significant local land use and permit restrictions, local taxes and other transaction costs which adversely affect the returns sought by the Fund. These investments may be subject to additional risks relating to adverse political developments (including nationalization, confiscation without fair compensation, civil disturbances, unrest or war) and regulatory risks, which may affect the liquidity of such investments. Further, foreign governments may impose restrictions to prevent capital flight which may, for example, involve punitive taxation (including high withholding taxes) on certain securities, transfers or asset sales or the imposition of exchange controls, making it difficult or impossible to exchange or repatriate the applicable currencies. Foreign investments also are subject to additional risks such as:

•  unfavorable changes in currency rates and exchange control regulations;

•  reduced availability of information regarding foreign companies;

•  different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements;

•  reduced liquidity and greater volatility;

•  difficulty in obtaining or enforcing a judgment;

•  increased brokerage commissions and custody fees; and

•  increased potential for corrupt business practices in certain foreign countries.

In addition to the risks associated with investments in foreign real estate generally, investments in real estate located in particular regions or countries with emerging markets may face those risks to a greater degree and may face the following additional risks, among others:

•  inflation and rapid fluctuations in inflation rates in the economies of certain emerging market countries;

•  high concentration of investors and financial intermediaries;

•  overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices; and

•  overburdened infrastructure.

The Fund does not intend to obtain political risk insurance. Accordingly, actions of foreign governments in the future could have a significant effect on economic actions in their respective countries, which could affect private sector real estate and real estate-related companies and the prices and yields of investments. Exchange control regulations, expropriation, confiscatory taxation, nationalization, political, economic or social instability or other economic or political developments in such countries could adversely affect the assets of the Fund.

Political changes or a deterioration of a foreign nation's domestic economy or balance of trade may indirectly affect the Fund's investment in a particular real estate or real estate-related asset in that nation. Moreover, the investments could be adversely affected by changes in the general economic climate or the economic factors affecting real estate or real estate-related industries, changes in tax law or specific developments within such industries or interest rate movements. While the Adviser intends to manage the investments in a manner that it believes will minimize the Fund's exposure to such risks, there can be no assurance that adverse political or economic changes will not cause the Fund to suffer losses.

The Investment Funds May Purchase Equity Securities without Restriction as to Market Capitalization

Certain Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by medium-sized and smaller capitalization companies, including micro cap companies and growth stage companies. Those securities, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in securities of larger companies. The prices of the securities of some of these smaller companies are often more volatile and may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are more subject to changes in earnings and prospects, among other things. In addition, the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to shareholders) is higher than for larger, "blue-chip" companies, and, due to thin trading in some small-capitalization stocks, an investment in those securities may be highly illiquid.

Some small companies have limited product lines, distribution channels and financial and managerial resources. Some of the companies in which Investment Funds invest may have product lines that have, in whole or in part, only recently been introduced to market or that may still be in the research or development stage. Such companies may also be dependent on key personnel with limited experience.

Reliance on Key Individuals

The Fund relies on the services of Mark D. Quam, William R. Fuhs, Jr. and [______]. See "Management of the Fund—Interested Directors" for a description of each such key personnel, the loss of the services of any of which could have a material adverse impact on the Fund.

Tax Risk

Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about the Investment Funds in which the Fund is invested.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Investment Funds to bring itself into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund. While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund's Shares and the amount of the Fund's distributions. In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Investment Funds. If the Fund does not receive accurate information from the Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income. See "Taxes" and, in the SAI, "Tax Aspects."

In addition, the Fund invests in Investment Funds located outside the United States. Such Investment Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund's investment in such Investment Funds. See "Taxes" and, in the SAI, "Tax Aspects."

Compliance with the Asset Diversification Requirement

For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will often be required to "look through" to the character of the income, assets and investments held by the Investment Funds. However, unlike registered investment companies, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

Distributions to Investors and Payment of Tax Liability

The Fund will distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. See "Taxes." Investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

USE OF PROCEEDS

The net proceeds of this offering of Shares will be up to $750,000,000 excluding payment of the Sales Load by an investor and the estimated offering expenses payable by the Fund. There is no assurance that the Fund will raise such amount. The proceeds from Shares issued as of the Initial Closing Date will be at least [$__] million. The net proceeds of the offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund's investment objective and policies and principal strategies as soon as practicable after this offering. If the Fund is delayed in investing the proceeds of this offering, the Fund's initial distribution could consist principally of a return of capital. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs, as well as pay for organizational and offering costs associated with the sale of the Fund's Shares. Thus, there can be no guarantee that the Fund will raise $750,000,000 or that it will be able to assemble and achieve a diversified portfolio of Investment Funds, Investment Managers and SMAs with the net proceeds of the initial offering; and as a result, the Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

THE FUND

The Fund was formed in Delaware on March 10, 2011 and is registered under the Investment Company Act as a non-diversified, closed-end investment company. Under the Investment Company Act, "closed-end company" means any management company other than one that is offering for sale or has outstanding any redeemable security of which it is the issuer. Further, under the Investment Company Act, "non-diversified company" means any management company that does not have at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

The Fund has no operating history. The Fund's investment Adviser is Versus Capital Advisors LLC, a registered adviser under the Advisers Act. The Adviser has not previously advised a registered investment company. The Adviser has engaged Callan Associates Inc., a registered adviser under the Advisers Act, to act as the Fund's investment Sub-Adviser. The Sub-Adviser will assist the Adviser by providing recommendations with regard to Investment Managers and their Investment Funds for review and approval by the Adviser. The Sub-Adviser provides research, education, decision support, and advice to over 280 institutional investors, responsible for nearly $1.0 trillion in total assets.

The Fund's address is 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632.

INVESTMENT OBJECTIVES, STRATEGIES AND INVESTMENT FEATURES

Investment Objectives

The Fund's investment objective is to seek consistent current income, capital preservation and long-term capital appreciation. The Fund attempts to achieve this objective by allocating capital primarily among a select group of Investment Managers. Investment Managers generally conduct their investment programs through Investment Funds and, in certain instances, through SMAs. The Fund intends to invest primarily in income-producing Investment Funds and SMAs, each with a diversified portfolio of properties and/or real estate-related securities that are subject to various investment strategies and various risk profiles. See "Risk Factors." The Fund has a policy to invest at least 80% of its assets in real estate-related investments.

The Fund intends to seek diversification by property type, global geography, Investment Manager, and investment strategy. While maintaining a diversified balance of strategies, markets, risks and Investment Managers, it is anticipated that over time the Fund's portfolio will reflect the broad trends of the real estate market. The Fund's investment strategy seeks to attain portfolio stability, diversification and favorable risk-adjusted investment returns having a low correlation to the publicly-traded equities markets. Although the Fund intends to invest primarily in Investment Funds that hold real estate properties, the Fund also intends to invest a portion of its assets in public debt, equity and preferred securities backed principally by real estate, and, to a lesser extent, cash and cash equivalents and other short-term investments. These securities portfolios will be managed mainly through SMAs. See "Risk Factors."

The Fund is commonly referred to as a "fund of funds," because it intends to invest in other investment funds or with other investment managers and not hold or manage assets directly. Although the Fund currently intends to invest its assets primarily in Investment Funds, the Fund also may invest its assets directly pursuant to investment advisory agreements, granting Investment Managers discretionary investment authority on an SMA basis. In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member.

An investment in the Fund enables investors to invest with Investment Managers whose services generally are not available to the investing public or whose Investment Funds may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that most Investment Managers typically impose on shareholders. The form of the Investment Funds selected, will in most cases be private REITs or feeder funds established to qualify as REITs for federal tax purposes under the Code.

Unlike registered investment companies, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. In order to ensure compliance with all applicable regulatory requirements, the Fund will seek to invest in Investment Funds that take the form of a REIT or have established feeder funds that qualify as REITs for federal tax purposes under the Code, as income from such REIT entities would typically comply with the RIC 90% investment income requirement under the Code. See "Taxes." Additionally, the Fund will directly own real estate-related securities through SMAs managed by selected Investment Managers. Such SMAs shall allow for greater transparency in reporting. The Fund may also invest in a separate investment vehicle established by an Investment Manager, solely for the purpose of managing a portion of the Fund's assets.

The Fund is a multi-strategy fund that seeks to achieve its investment objective primarily through the selection and monitoring of Investment Funds and Investment Managers which are supported by the Sub-Adviser's research and that the Adviser believes may produce attractive returns over time. The Fund's investment strategy seeks to attain portfolio stability, diversification and favorable risk-adjusted investment returns having a low correlation to the publicly-traded equities markets. The investment strategy is centered around the use of various Investment Managers and Investment Funds seeking to diversify the overall portfolio by:

•  Geography: asset holdings across North America, Europe, Asia and other geographic regions;

•  Property Type: investments in multi-family, industrial, office, retail, hotel and other property types;

•  Strategy: funds or managers utilizing differing property and securities acquisition, underwriting and management strategies, policies and procedures; and

•  Capital Structure: funds or managers utilizing investments that include debt, preferred stock and equity securities.

The Fund may borrow money to achieve its investment objective. Such borrowed money is referred to as financial leverage. In addition, the Fund may use leverage for liquidity purposes. In each case, the amount that the Fund may borrow will be limited by the provisions of Section 18 of the Investment Company Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a "senior security" (as defined in the Investment Company Act) to those instances where immediately after giving effect to such issuance, the Fund will have "net asset coverage" (as defined in the Investment Company Act) of at least 300%. If the Fund does employ financial leverage, the Fund may seek to use commercial paper and/or borrowing available to the Fund. Any financial leverage at the Fund level will be in addition to financial leverage that an Investment Fund may use as part of its capital structure. See "Risk Factors—The Fund May Borrow Money" and—"The Fund's Use of Leverage Involves Risk of Loss."

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of assets that may be owned, the types of investment strategies employed, and in some cases, the amount of leverage that can be used. Such funds also are a riskier investment, and investment in such funds is limited to sophisticated persons. The Adviser seeks to construct a portfolio consisting of a wide variety of Investment Funds and Investment Managers that has a low correlation to publicly-traded equities markets and demonstrates a balance of strategies, markets, risks and types of private equity real estate and real estate securities managers. The Adviser seeks to use a variety of Investment Managers that invest and mange real estate and real estate-related assets in diverse markets, utilize different investment and leverage strategies, construct varying types of portfolios and layer capital in a manner that is consistent with the risks embedded in their respective investment strategy.

The Fund intends to invest the majority of its assets in Investment Funds principally engaged in investing in real estate and real estate-related assets. The Fund will additionally seek to engage Investment Managers on a separate account basis for investment in real estate-related securities. These Investment Funds will operate in a variety of global markets. Underlying equity securities chosen by the Investment Managers and Investment Funds may be listed or unlisted and underlying debt securities may be rated or unrated. The Adviser expects to reallocate the Fund's assets in response to changes in market values and Investment Manager performance. The Adviser aims to maintain a portfolio of investments that includes a variety of strategies, markets and types of Investment Managers. The Fund may also invest excess cash balances in short-term investments deemed appropriate by the Adviser and the Sub-Adviser.

In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund. The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 10% of the Investment Fund's voting securities. The Fund will not acquire more than 3% of another RIC's shares. The Fund shall not invest more than 5% of its assets in a single RIC, nor shall it invest in more than 10% of its assets in RICs. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds. The Fund would purchase non-voting securities to avoid being an "affiliate" of an Investment Fund within the meaning of the Investment Company Act. Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Investment Fund. As such, the Fund might be subject to limitations imposed by the Investment Company Act on purchasing more interests in, or redeeming its interests from, the Investment Fund. Additionally, as a "fund of funds," the Fund will include the underlying expenses of the Investment Funds as part of its expenses. See "Summary of Fund Expenses."

Securities may only be purchased for portfolios, and only from companies which derived no more than 15% of their total gross revenues over the previous three fiscal years from the specified businesses. In addition, the registered investment company and all affiliated companies cannot own more than 10% of the total outstanding voting stock of the portfolio company immediately following the securities acquisition.

From time to time the Fund may use various other investment management techniques or strategic transactions for hedging purposes associated with interest rate or currency risks. However, this is not intended to be a significant part of the Fund's investment strategy. The Fund currently intends to invest its assets primarily in Investment Funds. Investment Funds are pooled investment vehicles which are typically exempt from registration that have shareholders, other than the Fund, but they may also include other registered investment companies. The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions. Accordingly, at any given time, the Fund may not invest in all of the enumerated investment strategies described in this prospectus, and the Fund's investment allocation is not fixed and will likely not be equally weighted. The Adviser may add different investment strategies at its discretion within the real estate sector, consistent with its investment objectives.

Additional information about the types of investments that are expected to be made by the Investment Managers and the Fund is provided below and in the SAI. The Fund's investment objective is a fundamental policy and may not be changed without the approval of shareholders. Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of the shareholders. See "Additional Investment Policies—Fundamental Policies" in the SAI.

No assurance can be given that the Fund will achieve its investment objective.

Selection of Investment Managers

The Adviser and Sub-Adviser follow certain general guidelines when reviewing and selecting Investment Managers. Although the Adviser will attempt to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, the selection of Investment Managers is a fundamentally subjective process. The use of the selection guidelines may be modified or eliminated at the discretion of the Adviser. In addition, some Investment Managers may be newly organized and have no, or only limited, operating histories. However, the Adviser, with the Sub-Adviser's assistance will endeavor to select Investment Managers whose principals have substantial experience investing assets in real estate. The use of the selection guidelines may be modified at the discretion of the Adviser. There can be no assurance that the Adviser will be able to access experienced Investment Managers, or Investment Managers that can enable the Fund to meet its objectives.

The Adviser is not bound by any fixed criteria in allocating assets to Investment Funds, and Investment Managers have broad flexibility to make investments in accordance with the market environment, employ leverage and use derivative instruments. See "Risk Factors—The Fund May Borrow Money" and "—The Fund's

Use of Leverage Involves Risk of Loss." Accordingly, the Adviser, with the assistance of the Sub-Adviser may consider investing in Investment Funds that pursue a wide range of real estate investment or other real estate securities investment strategies, including, to a limited extent, activities not described herein, in the manner the Adviser deems appropriate.

The current investment guidelines, developed by the Adviser with the Sub-Adviser's assistance, are as follows:

Investment Fund Review. The Adviser will rely on the analysis and due diligence process of the Sub-Adviser in the selection of the appropriate Investment Funds. The Adviser's process for evaluating the funds puts an emphasis on funds with an existing portfolio, the pricing at which investors enter the funds, performance and consistency of the funds and the management teams, the investment managers' investment approaches and processes, the mechanics and structure for entering and exiting the funds, the overall expense ratios of the funds, as well as policies and procedures around the execution of the funds' investment strategies. The goal of this process is to identify a group of high quality Investment Managers and Investment Funds for consideration. The Fund does not invest in Investment Funds that charge a performance or incentive fee.

Interviews and Selection of Investment Managers. The Adviser and Sub-Adviser seek to conduct a multi-step process for review and evaluation of each potential manager (including SMA managers) and each potential fund that includes: (i) an initial meeting with a summary level introduction to the practices, strategy and team for the manager and fund; (ii) a questionnaire and offering material review process to track historical record performance and consistency as well as a sensitivity analysis on a forward looking basis; (iii) an onsite interview with the management team for a full evaluation of the manager's investment evaluation, documentation and decision processes; and (iv) reference calls with parties familiar with the manager and/or the fund. The goal of the due diligence process is to evaluate: (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, evaluation and investment procedures; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management processes; and (v) the differentiating factors that the Adviser and Sub-Adviser believe give the Investment Manager's Investment Fund or SMA an advantage over other investment funds and investment managers.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to evaluate the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.

Monitoring Investment Managers. Once an Investment Fund or Investment Manager is selected, the Adviser with the assistance of the Sub-Adviser will continue to review the investment process and performance of the Investment Fund and the Investment Manager. The Adviser, with the assistance of the Sub-Adviser, expects to monitor Investment Funds and Investment Managers through a combination of periodic performance updates, portfolio reports and phone calls and visits from time to time (including at least full Investment Manager reviews on an annual basis). The Adviser will utilize the Sub-Adviser's proprietary quantitative database to analyze the risk and return attributes of the Investment Managers. The Adviser will evaluate regularly each Investment Fund or SMA and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory. The Adviser may, at its discretion, reallocate the Fund's assets among the Investment Funds, Investment Managers and SMAs, redeem its investment in Investment Funds and/or select additional Investment Managers, Investment Funds and/or SMAs.

The performance of each Investment Manager that is managing assets for the Fund typically is compared with the performance of other managers who utilize the same strategy (and who may or may not be currently managing assets for the Fund) and against a market benchmarks for strategies similar to the one utilized by the Investment Manager. The reasons for reducing or withdrawing entirely the capital allocated to an Investment

Manager may include: (i) the identification by the Adviser of a preferable alternative for investing the capital; (ii) a change in the Investment Manager's strategy or personnel; (iii) a significant change in the amount of assets under the Investment Manager's management; (iv) a decline in performance relative to the performance of other asset managers using the same investment strategy; (v) the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Adviser; (vi) a decline in the potential for gains on investment in the Investment Manager's market niche; (vii) a failure of the Investment Manager to meet expectations of, or adhere to restrictions on, activities established by the Adviser; (viii) the relative gains or losses in the accounts of different Investment Managers that cause the Fund's allocations among the Investment Managers to become disproportionate or unbalanced with respect to the Adviser's asset allocation models or strategies; (ix) the Fund's need to comply with the asset diversification requirement; (x) the Fund's need for liquidity to pay dividends; or (xi) any other reason or determination reached by the Adviser in its discretion, with the assistance of the Sub-Adviser. Because the Adviser expects to regularly review new investment opportunities, capital withdrawn from the management of one Investment Manager generally is expected to be reallocated to another Investment Manager within a short period of time.

List of Approved Managers

The Sub-Adviser has provided the Adviser with a list of certain approved investment managers ("Approved Managers") for the Adviser to consider in connection with investing Fund assets. The list of Approved Managers is as follows:

•  AEW Capital Management, LP was founded in 1981, and provides real estate investment management services to investors worldwide. (www.aew.com)

•  AMB Property Corporation ("AMB") is a publicly traded company listed on the New York Stock Exchange (the "NYSE") (NYSE: AMB). AMB was founded in 1983 as an investment adviser to institutional investors looking to invest in office, retail and/or industrial real estate in the western United States. (www.amb.com)

•  Cohen & Steers Capital Management ("CNS") was founded in 1986 and is a manager of portfolios specializing in U.S. and international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. CNS also manages alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies for qualified investors. (www.cohenandsteers.com)

•  Cornerstone Real Estate Advisors, LLC ("Cornerstone") was founded in 1994 to manage Massachusetts Mutual Life Insurance Company's equity real estate investments. Cornerstone offers its investment services through open and closed end private funds, separate accounts, co-investment programs, joint ventures, and mutual funds. (www.cornerstoneadvisers.com)

•  DEXUS Property Group ("DEXUS") is an Australian Real Estate Investment Trust listed on the Australian Securities Exchange ("ASX") (ASX: DXS). DEXUS manages office, industrial, and retail properties in Australia, New Zealand, the U.S. Canada, France, and Germany for its REIT and unlisted (private) funds. (www.dexus.com)

•  European Investors Incorporated ("EII") has over 25 years of experience investing in commercial real estate and offers domestic, international, regional and global real estate securities capabilities. (www.euroinv.com)

•  Forum Securities Limited ("Forum") was formed in 2009 following the integration of the global real estate securities team of Citi Property Investors with Forum Partners Investment Management. Forum's real estate securities team currently offers a global diversified REIT product, global alpha REIT product, global income product, liquid core product and an emerging markets real estate strategy. (www.forumsecuritiesltd.com)

•  Heitman Capital Management, founded in 1966, is a multi-national real estate investment management firm focused on three areas of real estate: (i) direct investments in real estate, both in the U.S. and Europe; (ii) investments in publicly traded securities, REITs, real estate operating companies ("REOCs") and other real estate companies in the U.S., Europe and Asia; and (iii) origination and servicing of debt secured by real estate. (www.heitman.com)

•  ING Clarion Real Estate Securities ("ING Clarion RES") is the real estate equity management arm of ING Real Estate, a dedicated manager of real estate securities with employees located throughout the U.S., the United Kingdom, Hong Kong, and Japan. (www.ingclarionres.com/cres_en/)

•  Invesco Real Estate was established in 1983 and is a wholly owned subsidiary of INVESCO Ltd., a publicly traded holding company. Invesco Real Estate offers a variety of equity real estate strategies (public and private), both domestic and international, which vary by strategy and vehicle. With offices in 16 financial centers around the world, Invesco Real Estate focuses on top-down fundamentals and bottom-up local market intelligence. (www.institutional.invesco.com)

•  JP Morgan Real Estate, within J.P. Morgan Asset Management, is one of the oldest and largest real estate investment organizations in the world with over 38 years of experience and real estate assets under management within the U.S., Europe and Asia. The group manages real assets on a global basis in both public and private strategies and has about 370 employees globally with offices in North America, Asia and Europe. (www.jpmorgan.com/pages/retirementrealestate)

•  LaSalle Investment Management ("LaSalle"), is an independent subsidiary of Jones Lang LaSalle one of the world's largest real estate companies, listed on the NYSE (NYSE: JLL). LaSalle manages private and public property equity investments. LaSalle has a diverse client base that includes public and private pension funds, insurance companies, governments, endowments and private individuals from across the globe. (www.lasalle.com )

•  Morgan Stanley Real Estate ("MSRE") is owned by Morgan Stanley and was formed in 1969. MSRE comprises three global businesses: banking, lending, and investing. Since 1991, MSRE has acquired and managed real estate assets for third party investors. (www.morganstanley.com/realestate)

•  Principal Real Estate Investors is a wholly owned subsidiary of Principal Global Investors, a family of institutional asset management companies. (www.principalglobal.com/us/realestate)

•  Prudential Mortgage Capital Company ("PMCC") is an affiliate of Prudential Investment Management, Inc. and through its Prudential Real Estate Fixed Income Investors unit, acts as a commercial and multifamily mortgage investment manager. PMCC has been a manager of core institutional mortgage accounts since 1982. (www.investmentmanagement.prudential.com)

•  Prudential Real Estate Investors ("PREI") is the real estate investment management business of Prudential Financial, Inc. Prudential Financial, Inc. is a public company listed on the NYSE (NYSE: PRU) with operations in the U.S., Asia, Europe, and Latin America. PREI's business is the execution of real estate investment strategies, in markets throughout the world, for a global client base. PREI has offices in on a global basis and manages a diverse global product line that includes equity and debt real estate investment strategies both in the public and private markets. (www.prei.prudential.com)

•  Real Estate Management Services Group LLC ("REMS") has been offering specialized real estate analysis and customized portfolios of real estate securities to institutional and high net worth clients since 1997. REMS pursues investment opportunities in publicly traded REITs, REOCs, and REIT Preferred Equity securities. (www.remsgroup.com)

•  RREEF is the real estate investment management business of Deutsche Bank's Asset Management division. RREEF is a global real estate investment manager, investing in commercial and residential property, and real estate securities. RREEF is comprised of three main business units: Private Real Estate, Opportunistic Real Estate Investments and Global Securities. (www.rreef.com)

•  Security Capital Research & Management, Inc. ("Security Capital"), founded in 1995, is an investment adviser with a focus on investments in real estate securities. Investments are undertaken through the open market purchase of real estate securities as well as through the negotiation and structuring of convertible preferred private placements. (www.securitycapital.com)

•  UBS Global Real Estate ("UBS Realty") was established in 1978 and has provided a wide array of real estate investment management services to clients, including pension funds, public employee retirement systems, foundations, offshore and private investors. UBS Realty is a part of UBS Global Asset Management, a business division of UBS AG, that is a large scale asset manager with well diversified businesses across regions, capabilities and distribution channels. (www.ubs.com/1/e/globalam/)

•  Urdang Capital Management ("Urdang") was founded in 1987 to provide direct real estate investment management services to institutional investors. Urdang manages both private equity investments and portfolios of real estate securities, primarily publicly traded real estate investment trusts. Urdang Securities Management was formed in 1995 to provide real estate securities investment management services. Urdang is a wholly-owned subsidiary of the Bank of New York/Mellon and the firm's sole provider of real estate management services. (www.urdang.com)

While the Approved Managers have been reviewed and approved by the Sub-Adviser and accepted by the Adviser, there is no guarantee that any one Approved Manager will receive an allocation of the Fund's assets for investment. When an Approved Manager's Investment Fund is selected or an Approved Manager is engaged by the Fund to sub-advise an SMA, the allocation of assets may vary substantially for each Investment Manager, Investment Fund and SMA. Additionally, this is no assurance that an Approved Manager will have the capacity to accept additional assets for management and there may be a delay in the acceptance of such an investment that may change the Fund's ability to utilize an Approved Manager.

Allocations to an Investment Fund or SMA may vary over time and the list of Approved Managers may change over time upon the ongoing monitoring of the Sub-Adviser and continuous analysis of alternative real estate managers and real estate securities managers. As noted above, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund. The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 10% of the Investment Fund's voting securities.

Investment Strategies of Investment Managers

Investment Funds, Investment Managers and SMAs may employ various investment strategies, which involve various types of properties, in different geographic locations, with various risk/reward profiles and differing pieces of the capital structure including equity, debt or preferred securities. The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions. The Fund is not limited in the types of Investment Managers that it may select or the types of investment activities in which they may engage, within the real estate sector and consistent with its investment objectives. However, the Fund does not intend to invest in Investment Funds that charge a performance or incentive fee. Accordingly, the Fund may not invest in all of the following strategies, and the Fund may consider investment in Investment Funds that pursue a wide range of other investment or market strategies, including, to a limited extent, activities not described herein. The Fund's allocation to these strategies is not fixed and will likely not be equally weighted.

The following descriptions are summaries only and do not purport to be complete or absolute. Investments in the strategies identified below present significant risks. See "Risk Factors" and "Investment Objectives, Strategies and Investment Features—Investment Strategies of Investment Managers."

Core. The Fund's core strategy generally targets high-quality portfolios with real estate assets that provide relatively lower and more stable returns. Investments are typically located in primary markets and in the main property types (offices, retail, industrial and multi-family). Properties are stable, well-maintained, well-leased and often of the Class A variety. For example, office properties tend to be Class A buildings with investment grade tenants. Multi-family properties are usually in major metropolitan cities with higher rental rates. Retail would typically be more traditional neighborhood and community strip-mall centers, as well as regional and super regional malls. The Adviser believes that warehouse and research and development properties in strong distribution centers typically offer better chances for predictable cash flow within the industrial sector. The Fund intends to identify investments within this strategy that anticipate little or no leverage (0 to 30%) or additional capital investment, maintain relatively stable and high occupancy levels and typically carry premium rents within a market. As an example, a Class A office property may broadly be defined as 100,000 square feet or larger (five or more floors), concrete and steel construction, recently built and/or very well maintained (excellent condition), with business/support amenities and in a strong identifiable location with good access to a primary metropolitan market.

Core Plus. The Fund's core plus strategy seeks moderate risk portfolios with real estate that provides moderate returns and seeks to use leverage of typically less than 50% to potentially boost returns beyond those achieved through a core strategy. Investments are predominantly core but with an emphasis on a modest value add management approach. A core-plus portfolio requires slightly more complex financial structuring and management intensive focus than core portfolio of investments. Focus is on the main property types, in both primary and secondary markets, in Class A or lower quality buildings that require some form of enhancement (i.e. repositioning, redevelopment and/or releasing). The Fund intends to identify investments within this strategy that anticipate between 30 to 49% leverage and some additional capital investment. In comparison to the Class A example above, a Class B property may be renovated and/or in good condition, potentially smaller in size, in a good location in a primary or secondary metropolitan market.

Value Added. The Fund's value added strategy typically focuses on more aggressive active asset management and often employs more leverage. Investment portfolios typically target lower quality buildings, in both primary and secondary markets in the main property types. Properties are considered value added when they exhibit management or operational problems, require physical improvement, and/or suffer from capital constraints. Buildings often require enhancement to upgrade them to Class A buildings (i.e. redevelopment/repositioning/releasing). The Fund intends to identify investments within this strategy that anticipate between 50 to 70% leverage and additional capital investment.

Global Real Estate Equities. The Fund's global real estate equities strategy seeks to benefit from national and regional economic growth around the world by investing in REITs and other publicly-traded real estate securities. The market capitalization of global real estate securities is approximately triple that of the United States, and the Adviser believes that there is an upward trend in investing in global real estate, which would provide the Adviser with potential for diversification, competitive total returns and current income. These investments include equity securities issued by U.S. and non-U.S. real estate companies, including REITs and similar REIT-like entities. REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment similar to that of U.S. REITs. The Fund may also invest in securities of foreign companies in the form of ADRs, GDRs and EDRs. The Fund intends to select Investment Mangers that manage funds that include companies with strong market positions and properties, and employ a risk-managed approach that focuses on companies that are leading the securitization of global real estate.

Real Estate Preferred Equities. This Fund's real estate preferred equities strategy seeks high income and capital preservation by investing in preferred stock issues of REITs and other real estate-related companies. The Fund intends to identify Investment Managers that apply a value-oriented investment approach focused on credit quality and company fundamentals. The Fund will seek Investment Managers that evaluate the fundamental characteristics of the issuers, including creditworthiness and prevailing market factors. This approach will take into account an issuer's corporate and capital structures and placement of the preferred securities within that structure.

Real Estate Debt. The Fund's real estate debt strategy seeks to create and maintain a portfolio of investments or invest in funds that generate a stable income stream of attractive and consistent cash distributions. Investing in commercial real estate loans and other real estate-related securities will emphasize the payment of current returns to investors and preservation of invested capital as primary investment objectives. The Fund intends to identify Investment Funds and SMAs with Investment Managers that generally focus on the major property types within commercial real estate (multifamily, industrial, office and retail), but the Fund may also seek debt investments in respect of certain other property types with strong credit characteristics. The Fund will include varying investment strategies that include investment and origination of first mortgage loans as well as subordinated debt (B-notes and mezzanine loans), CMBS, bridge loans and other secured and unsecured real estate-related investments.

Investing in Institutional Real Estate Equity and Real Estate Securities

Institutional Real Estate Investment Allocations. Allocating a portion of an investment portfolio to commercial real estate may provide investors with multiple benefits, including, but not limited to, income oriented returns, portfolio diversification, attractive risk-adjusted returns and a hedge against inflation. For these reasons, institutional investors such as pension funds and endowments have embraced real estate as a major asset class for purposes of allocations within their investment portfolios. For example, the 2009 National Association of College and University Business Officers (NACUBO) Endowment Study found the average endowment has a 12% allocation to institutional real estate and an overall allocation of 51% to alternative investments, specifically real estate, hedge funds, private equity, venture capital, managed futures and natural resources. The Adviser believes that investing in real estate may help investors achieve long-term portfolio success. As a result, the Fund's objective is to offer a real estate investment option to a broad universe of investors.

A potential investor who meets the conditions imposed by most institutional equity managers could invest directly with such managers; however, these conditions include investment minimums that may be considerably higher than the Fund's stated minimum investment. The Fund intends to provide investors with access to a broad array of institutional real estate equity fund opportunities. However, the average endowment allocation to real estate and alternative investments may not be appropriate for certain individual investors. Your financial advisor, who is familiar with your investment goals, should review the offering and determine whether the addition of such a real estate investment may add value to your portfolio.

Income Oriented Returns: Real estate has historically performed well relative to other asset classes. One important characteristic of real estate investing is that a large percentage of the return provided to investors comes in the form of income rather than capital appreciation. For example, Table 1 below compares the total return and the components of the return; income and appreciation of various indices. The comparison focuses on the performance of the NFI-ODCE (the direct real estate proxy, NCREIF Fund Index-Open End Diversified Core Equity ("NFI-ODCE"), is an index of investment returns of open-end commingled funds pursuing a core investment strategy), the FTSE EPRA/NAREIT Developed Index (the proxy for global publicly traded REITs), the Russell 3000 Index (the proxy for the broad domestic equity markets) and the Barclays Aggregate Bond Index (the proxy for the broader fixed income markets).

Table 1: Index Returns
15 Year Period ending as of December 31, 2010

	NFI-ODCE Index (Value-Weighted, Gross) ("direct real estate proxy")	FTSE EPRA/NAREIT Developed Real Estate Index ("REITs")	Russell 3000 ("Public Equities")	Barclays Aggregate Bond Index ("Fixed Income")
Income Return	7.39%	4.55%	1.73%	5.88%
Price Return	0.66%	4.02%	5.18%	0.36%
Total Return	8.09%	8.76%	7.00%	6.04%

Source: Financial Times Stock Exchange ("FTSE"), European Public Real Estate Association ("EPRA"), National Association of Real Estate Investment Trusts ("NAREIT"), Russell Investments, Barclays Capital, and National Council of Real Estate Investment Fiduciaries ("NCREIF").

Note: NFI-ODCE return components are independently geometrically-linked. All other indices return components are multiplicatively-linked.

Past performance is not an indication of future performance, provides no guarantee for the future and is not constant over time. The value of your investment may fluctuate and your investment may be worth more or less than its original cost when redeemed. Indices are unmanaged and investors cannot actually make investments in an index. The index performance shown does not reflect the deduction of management fees or other expenses, which would reduce an index's performance returns.

Diversification & Risk Adjusted Returns: The Adviser believes that one key to constructing successful investment portfolios is diversification. The idea behind diversification is to select a collection of investment assets that has collectively lower risk than any individual asset. This is possible because different types of assets often change in value in opposite ways. For example, when the prices in the stock market fall, the prices in the bond market often increase, and vice versa. Adding real estate to a portfolio can provide diversification in an investor's portfolio, potentially reducing portfolio risk or increasing portfolio returns for a given risk.

Investors attempt to balance maximizing portfolio returns and minimizing portfolio volatility. The Sharpe ratio is a widely accepted measure of how successfully an investment portfolio balances those goals. Specifically, the Sharpe ratio measures whether higher returns are sufficient to compensate for an increase in portfolio volatility and, conversely, whether lower volatility is enough to compensate for a decrease in portfolio returns. The higher the ratio, the better the returns relative to risk. For example, a "typical" portfolio composed of 60% stocks and 40% bonds earned net total returns averaging 7% per year over the period from the first quarter 1996 to fourth quarter 2010 with volatility or standard deviation of 10.85 percent, producing a Sharpe ratio of 0.33 as illustrated in Table 2 below. However, adding direct real estate to the portfolio would have produced better risk-adjusted returns by taking advantage of the diversification of the real estate market relative to stocks and bonds. For example, a portfolio composed of 54% stocks, 36% stocks and 10% real estate would have had higher net returns averaging 7.30% per year, lower volatility than the "typical" portfolio 9.88% and higher risk-adjusted returns with a Sharpe ratio of 0.40 (Table 2).

Table 2: Portfolio Optimization
15 Year Period ending as of December 31, 2010

Portfolio Allocation	Average Annual Returns	Standard Deviation	Sharpe Ratio
60% Stocks / 40% Bonds	7.00%	10.85%	0.33
54% Stocks / 36% Bonds / 10% Real Estate	7.30%	9.88%	0.40
48% Stocks / 32% Bonds / 20% Real Estate	7.45%	9.03%	0.45

Note: Based on quarterly net total returns of Russell 3000 Index, Barclays Aggregate Bond Index, and NFI-ODCE Index using quarterly rebalanced weighting methodology over a period of 15 years.

Source: Callan Associates Inc., Russell Investments, Barclays Capital, and NCREIF.

Inflation Hedge: The Adviser believes that real estate has historically been a good hedge against inflation. Some of the reasons for this include: as inflation occurs the costs to build and/or replace real estate tend to increase, driving prices of real estate higher, the rent charged by the owners of real estate typically increases and leases often include provisions that adjust the rent to be paid to reflect change in inflation.

Figure 1 below shows the performance of the NFI-ODCE (the direct real estate proxy) during all years when there was above average inflation (above 4%) from 1978 thru 2010. Historically, in times of high inflation, real estate typically performed as a hedge against inflation.

Figure 1: Historical Real Estate Performance in Years of Above Average Inflation
Review Period 1978-2010

The performance data quoted represents past performance. Past performance is not an indication of future performance, provides no guarantee for the future, and is not constant over time. The value of your investment may fluctuate and your investment may be worth more or less than its original cost when redeemed. Indices are unmanaged and investors can not actually make investments in an index. The index performance shown does not reflect the deduction of management fees or other expenses, which would reduce an index's performance returns.

Investment Vehicle Selection. The Adviser, through the assistance of the Sub-Adviser, intends to develop a portfolio that invests in Investment Funds and SMAs that invest in direct real estate investments and publicly traded real estate securities, including REITs. Direct investments in real estate generally differ from listed REITs in that the value per share is typically based directly on professional assessments of the fair value of the real estate owned by the entity. In contrast, shares of listed REITs are priced by the public trading market, which generally causes a company's stock price to fluctuate based on factors such as supply and demand of shares as well as other market forces. It is the intent of the Adviser to weight the investment portfolio of the Fund toward Investment Funds that invest in direct real estate investments.

Strategy Allocation. The Advisor will attempt to create a diversified portfolio. With a focus on an income and capital stability, it is the intent of the Adviser to weight the investment portfolio of the Fund heavily toward Investment Funds with a Core U.S. and Core-Plus U.S. focus. The Adviser, with the Sub-Adviser's assistance, will continuously evaluate the overall portfolios risk and return parameters and will regularly adjust the investment allocations in order to maintain a portfolio that seeks to meet the stated investment objectives.

The Fund's investment program is speculative and entails substantial risks. There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful. In particular, an Investment Manager's use of leverage, its sector or geographic focus, its limited diversification and the limited liquidity of some of its investments, in certain circumstances, can result in or contribute to significant losses to the Fund. Shareholders should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Shareholders could lose some or all of their investment. The current investment themes and the research and investment process presented in this material represent the views of the Adviser at the time this material was completed and are subject to change without notice.

MANAGEMENT OF THE FUND

General

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, plans to regularly interact with and receives risk management reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel. The Board's Audit Committee (which consists of all of the Independent Directors) holds regularly scheduled meetings and between meetings the audit committee chair maintains contact with the Fund's independent registered public accounting firm and the Adviser's senior personnel. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research. The Board also receives reports from counsel to the Fund or counsel to the Adviser regarding regulatory compliance and governance matters.

The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund's directors not be "interested persons" of the Fund, the Adviser, the Sub-Adviser, the Distributor, the Sub-Distributor, or any affiliate of the Fund, the

Adviser, the Sub-Adviser, the Distributor or the Sub-Distributor (the Independent Directors). To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund's directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Directors. Four (4) of the Fund's seven (7) directors will be Independent Directors. The Fund's directors, including its four (4) Independent Directors, will interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate. Independent Directors have been designated to chair the Audit Committee and the Nominating Committee, and from time to time one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management matters or issues of concern to the Board. As a result, the Board has determined that its leadership structure, in which no individual Independent Directors has been designated to lead all the Independent Directors, is appropriate in light of the Board's size and the cooperative working relationship among the Independent Directors and among all directors.

Information regarding the Fund's board of directors is set forth below. The Fund has divided the directors into two groups: Independent Directors and directors who are "interested persons," as defined in the Investment Company Act ("Interested Directors"). The address for each director is c/o Versus Global Multi-Manager Real Estate Income Fund LLC, 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632.

Name	Age	Director Since(1)	Expiration of Term(2)
Independent Directors
Jeffrey A. Jones	52	inception
Richard J. McCready	53	inception
[____________]
[____________]
Interested Directors
Mark D. Quam	41	inception
William R. Fuhs, Jr.	42	inception
[____________]

(1)  The Fund has not yet commenced operations.

(2)  Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

Independent Directors

Jeffrey A. Jones has twenty-seven years of real estate investment experience in multiple real estate product types in markets throughout the U.S. Mr. Jones is currently a Principal at SmithJones. Mr. Jones was President and Executive Director of Ameriton Properties Inc. ("Ameriton"), as well as Executive Vice President of Archstone-Smith in Denver, Colorado from 2000 to November of 2007, where he had overall investment, management and asset management responsibility for more than $2.3 billion of apartment investments. Prior to joining Ameriton, Mr. Jones was Senior Vice President with Archstone-Smith in Austin, Texas where he was responsible for Archstone's multifamily acquisition and development activities throughout the central U.S. From 1995 to 1999, Mr. Jones was Senior Vice President of Homestead Village Inc. ("Homestead"), where he directed acquisition and development activities for its limited service extended-stay hotel product throughout the central part of the U.S. Prior to Homestead, Mr. Jones held development positions with Sentre Partners, Stark Companies International, Maclachlan Investment Company and Trammell Crow Company. Mr. Jones received his undergraduate degree from Stanford University.

Richard J. McCready has been involved in commercial real estate investment and finance for over 25 years, gaining experience in capital markets, raising debt and equity capital, innovative transaction structuring, organization building, asset/risk management and value creation in a variety of real estate-related businesses. He is currently an active partner in several ventures, including West 4th Capital Ltda, an investment management firm based in Sao Paulo, Brazil focused on the Brazilian real estate market, and Kearsarge Energy LLC, a Massachusetts-based firm that finances and develops renewable energy projects. Mr. McCready was one of the founders and the Chief Operating Officer of NorthStar Realty Finance Corp. (NYSE: NRF), a publicly-traded, commercial real estate finance company with $6.5 billion of assets under management. At NorthStar Realty Finance Corp., he served on the Investment Committee, where he reviewed all new investments and key asset management decisions and was responsible for capital raising and strategic initiatives. Previously, he served as President, Director, and Chief Operating Officer of NorthStar Capital Investment Corp., a private equity fund specializing in opportunistic growth investments in real estate assets and operating company platforms. Mr. McCready led efforts to complete two separate, highly successful Initial Public Offering ("IPO") spinoffs of the company's largest platform investments—NorthStar Realty Finance Corp. (NYSE:NRF), a commercial real estate finance company, and Morgans Hotel Group (NYSE: MHGC), a boutique hotel company. In addition, he held the positions of President, Director and Chief Operating Officer at First Winthrop Corporation, a private real estate investment management firm that later merged into a public company, Winthrop Realty Trust (NYSE: FUR). Prior to these engagements, Mr. McCready practiced law as an associate at Mintz Levin, P.C., specializing in corporate and real estate finance, including mergers and acquisitions, public and private securities offerings, tax credit syndication, joint ventures and secured and unsecured debt financings. Mr. McCready holds a Bachelor of Arts degree from the University of New Hampshire and a law degree from Boston College Law School.

[____________]

[____________]

Interested Directors

Mark D. Quam is a thirteen-year veteran of the real estate investment and securities business. He joined the Adviser as the Chief Executive Officer in 2010. Previously, Mr. Quam was the President, Chief Executive Officer and Founder of Welton Street Investments, LLC and Welton Street Holdings LLC ("Welton Street") from 2005 to 2010. Prior to Welton, Street Mr. Quam, as a partner and senior executive, conceptualized and co-founded both Dividend Capital Trust and Dividend Capital Securities LLC, a private real estate trust and its affiliated distributor, respectively. Before co-founding the Dividend Capital companies, Mr. Quam founded and acted as Chief Executive Officer, for EquityCity.com from 1998 to 2002. Prior to establishing EquityCity.com, Mr. Quam was active in real estate development as a Director of Construction and Project Management for CB Richard Ellis. Mr. Quam holds an undergraduate degree in finance from the University of Arizona and attended the Masters Program in real estate finance and construction at the University of Denver. Mr. Quam is a member of the Financial Industry Regulatory Authority's ("FINRA") National Corporate Finance Committee. Mr. Quam contributes a breadth of industry knowledge to the Board.

William R. Fuhs, Jr. joined the Adviser as Chief Financial Officer and President in 2010. In 2006, Mr. Fuhs partnered with Mr. Quam as the Chief Financial and Operating Officer of Welton Street Holdings from 2006 to 2010, where he was responsible for product development, finance, administration and operations. Prior to Welton Street, Mr. Fuhs held several senior product development and finance positions with the Dividend Capital companies from 2003 to 2005. Mr. Fuhs' prior professional experience, from 1992 to 2003, included various positions within the investment banking division of Merrill Lynch. During his eleven years at Merrill Lynch, Mr. Fuhs was involved in numerous aspects of the business including equity and debt underwriting, asset based financing (including real estate) and mergers and acquisitions. Mr. Fuhs has a Bachelor of Arts degree in Economics from Middlebury College. Mr. Fuhs brings to the Board extensive experience in the financial industry.

[____________]

Board Participation and Committees

The Board believes that each director's experience, qualifications, attributes or skills gives each director the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The charter for the Board's Nominating Committee contains other factors considered by the Nominating Committee in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the directors may benefit from information provided by the Fund's or the Adviser's counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

The directors serve on the Board for terms of one year, subject to renewal each year. A director's position in that capacity will terminate if such director is removed, resigns or is subject to various disabling events such as death or incapacity. A director may resign upon 90 days' prior written notice to the other directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the directors not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders. In the event of any vacancy in the position of a director, the remaining directors may appoint an individual to serve as a director, so long as immediately after such appointment at least two-thirds of the directors then serving would have been elected by the shareholders. The directors may call a meeting of shareholders to fill any vacancy in the position of a director, and must do so within 60 days after any date on which directors who were elected by the shareholders cease to constitute a majority of the directors then serving. If no director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new directors or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee. The current members of each of the Audit Committee and the Nominating Committee are [_______________], constituting all of the Independent Directors of the Fund. Mr. [____________] currently is the Chairman of the Audit Committee, and Mr. [_____________] currently is the Chairman of the Nominating Committee. The function of the Audit Committee is to (1) oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) oversee or assist in Board oversight of the integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements and (3) approve prior to appointment the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications and independence and the performance of the independent registered public accounting firm.

The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as directors of the Fund. The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Directors made by Fund management and by Fund shareholders who have sent to [_____________], legal counsel for the Independent Directors, at [_____________], such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate.

The SAI provides additional information about the Board, their compensation and ownership in the Fund (if any).

Executive Officers

[_____________] Chief Compliance Officer and Treasurer

[_____________] Secretary

The SAI provides additional information about the Executive Officers of the Fund.

Adviser and Investment Management Fee

The Board has engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of [_________ __], 2011 (the "Investment Advisory Agreement"). The Adviser, with the assistance of the Sub-Adviser, allocates the Fund's assets and, thereafter, evaluates regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may, at its discretion, reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new sub-adviser requires approval of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services. The Adviser will perform its duties subject to any policies established by the Board.

The Adviser, formerly Welton Street Advisors LLC, a Delaware limited liability company and an investment adviser registered in the State of Colorado that primarily advised charitable investment vehicles with limited assets under management, was formed as a Delaware limited liability company on March 16, 2007. The Adviser has not previously advised a registered investment company. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser's offices are located at 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632, and the Adviser's telephone number is (303) 895-3773.

The Investment Advisory Agreement was initially approved by the Board, including each Independent Director, on [__________ __], 2011, and also was approved on such date by the then sole shareholder of the Fund. The Investment Advisory Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on sixty days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund. The Investment Advisory Agreement has an initial term that expires two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Fund's Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Directors of the Board by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as such term is defined in the Investment Company Act.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence by the Adviser of its obligations to the Fund or reckless disregard of its obligations under the Investment Advisory Agreement, the Adviser and any member, director, officer or employee of the Adviser, or any of their affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, and any member, director, officer or employee of the Adviser, and any of their affiliates, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations to the Fund.

In consideration for all such services, the Fund pays a quarterly fee to the Adviser that accrues monthly at an annual rate of 0.90% of the NAV, after deducting expenses of the Fund (the Investment Management Fee). While paid quarterly, the Investment Management Fee shall accrue each month based on the calculation of the NAV as of the preceding month's Closing Date. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Shares. The Investment Management Fee is computed as of the start of business on the first business day of the period to which each Investment Management Fee relates, after adjustment for any Share purchases effective on such date, and will be payable in arrears.

Key Personnel of the Adviser

The management of the Fund's investment portfolio will be the responsibility of the Adviser and its Investment Committee, which is currently led by [________]. The other members of the Adviser's Investment Committee are Mark D. Quam, Chief Executive Officer of the Adviser and William R. Fuhs, Jr., Chief Financial Officer and President. For more information regarding the business experience of Messrs. Quam and Fuhs, see "Management of the Fund—Board Composition and Leadership Structure and "—Interested Directors."

The Adviser's Investment Committee must unanimously approve each new investment that the Fund makes. The members of the Investment Committee will not be employed by the Fund, and will receive no direct compensation from the Fund in connection with their portfolio management activities. Pursuant to an investment sub-advisory agreement, the Sub-Adviser will provide assistance to the Adviser in identifying Investment Managers and making recommendations of Investment Funds for approval by the Adviser. In addition, the Sub-Adviser will provide monitoring of the Fund's Investment Managers and Investment Funds on an ongoing basis, including quarterly performance summaries.

Sub-Adviser

From time to time the Adviser may enter into sub-advisory relationships with registered investment advisers that possess skills that the Adviser believes will aid it in achieving the Fund's investment objectives. The Adviser has engaged the Callan Associates Inc., a registered adviser under the Advisers Act, to act as the Funds investment Sub-Adviser. The Sub-Adviser will assist the Adviser in identifying Investment Managers, Investment Funds and SMAs for the Fund and will make investment recommendations for approval by the Adviser, according to asset allocation, return expectations and other guidelines set by the Adviser with the oversight of the Board. The Fund has no obligations to pay any fees or expenses associated with the Sub-Adviser or any other sub-advisory relationships. The Adviser shall pay all fees and expenses associated with the sub-advisory agreement.

The Sub-Adviser is one of the largest independently-owned investment consulting firms in the United States. Headquartered in San Francisco, with offices across the country, the Sub-Adviser provides research, education, decision support, and advice to over 280 institutional investors, responsible for managing nearly $1.0 trillion in total assets, including providing non-discretionary advice. As sub-adviser, the Sub-Adviser will utilize its experience evaluating private and public real estate and real estate securities asset managers and make recommendations to the Adviser in a manner that is consistent with its ongoing institutional consulting and monitoring processes.

As of the date of this Prospectus, the Sub-Adviser is an independent firm, with over 60 owner-employees, that provides investment consulting services to public and private pension plan sponsors, endowments, foundations, operating funds, investment management firms and financial intermediaries. The firm employs over 150 associates with a goal to assist more than 280 clients make better business and investment decisions. Research is the Sub-Adviser's core competency and supports every step of the investment process for its client assignments. The Sub-Adviser's proprietary Global Manager Research Database is a vital source of data. The Sub-Adviser works together with investment managers to collect and analyze this information to best serve its fund sponsor clients.

The Sub-Adviser conducts manager due diligence through electronic data collection, communication from investment managers on organizational and product updates, meetings with managers in its offices and on-site visits. The Sub-Adviser's Global Manager Research Database—one of the largest and most comprehensive in the industry—covers more than 1,200 organizations, 6,000 distinct products. Database inclusion is open to all of its investment manager clients at no incremental cost. The Sub-Adviser has been helping clients select investment managers for more than three decades. Its manager search process goes beyond the cursory look at past performance by incorporating both quantitative and qualitative evaluations of an investment management organization. The Sub-Adviser conducts approximately 150 to 200 searches per year across all asset classes. Over the last five years, the Sub-Adviser has conducted over 900 searches representing more than $160 billion in assets. Each search is tailored to meet their client's investment objectives and undergoes a disciplined process—a blend of quantitative and qualitative evaluation and quality peer oversight.

The Sub-Adviser's manager search process is disciplined and customized. They do not maintain rankings or a buy list. The process employs a formal peer review committee to ensure the Sub-Adviser's work reflects the best thinking across the firm and leverages the knowledge of both research specialists and fund sponsor consultants.

In addition to the manager search process, the Sub-Adviser will provide an array of consultancy services to the Adviser including the following:

Expense Limitation and Reimbursement Agreement

The Adviser has voluntarily entered into an Expense Limitation and Reimbursement Agreement with the Fund for a twelve-month term ending [_______, 2012] (the Limitation Period), which limits the amount of Specified Expenses borne by the Fund during the Limitation Period to an amount not to exceed 1.25% per annum of the Fund's net assets (the Expense Cap). Specified Expenses includes all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Investment Management Fee, (ii) fees of the Investment Funds in which the Fund invests, (iii) brokerage costs, (iv) interest payments and (v) extraordinary expenses (as determined in the sole discretion of the Adviser). During the Limitation Period, in the event that the Fund bears Specified Expenses that exceed the Expense Cap, the Adviser will reimburse the Fund for any such expenses paid or borne by the Fund.

Other Expenses of the Fund

The Fund will bear all expenses incurred in the business of the Fund, other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund include:

•  all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends, and expenses from investments in Investment Funds;

•  all costs and expenses associated with the organization of the Fund, and all costs and expenses associated with operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

•  the costs and expenses of holding any meetings of the Board that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the Investment Company Act or other applicable law;

•  fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•  the costs of a fidelity bond and any liability or other insurance, including director's and officer's insurance, obtained on behalf of the Fund, the Adviser, BNY Mellon or the Board;

•  all costs and expenses associated with the selection of Investment Managers and investment in Investment Funds, including due diligence and travel-related expenses;

•  all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•  all expenses of computing the Fund's NAV, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•  all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•  the fees of BNY Mellon and of custodians and other persons providing administrative services to the Fund; and

•  such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund. Such expenses may be accrued by the Adviser prior to the Fund issuing shares and during the Limitation Period when the Adviser reimburses the Fund for any expenses exceeding the Expense Cap. Such accrued expenses shall be amortized and reimbursed by the Fund over a three year term.

Additional Administrative and Custodial Services

BNY Mellon performs certain administrative and accounting services and investor services for the Fund and the Adviser. In consideration for these services, the Fund pays BNY Mellon an annual fee based upon the NAV of each shareholder's Shares as of each fiscal period, subject to a minimum quarterly fee and will reimburse BNY Mellon for out-of-pocket expenses.

In addition, BNY Mellon acts as the Fund's Transfer Agent, maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, or at such other place as designated by the Adviser.

Bank of New York Mellon acts as the Custodian for the Fund's assets.

SHAREHOLDER SUITABILITY

An investment in the Fund involves a considerable amount of risk. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you and/or your personal financial adviser should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered to be an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. In addition, while the shareholder has a limited ability to transfer or resell Shares pursuant to the provisions of the LLC Agreement, the Fund's Shares are not traded on an active market and liquidity will be provided only through limited tender offers described in this Prospectus. See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

HOW TO PURCHASE SHARES

You may submit your request to purchase Shares of the Fund on any day that the NYSE is open for business. You may purchase Shares of the Fund from any Selling Agent. The Selling Agent can help you establish and maintain an account with such Selling Agent and purchase Shares of the Fund for such account. The Fund has authorized Selling Agents to receive purchases of Shares or repurchase orders via a tender, on its behalf. Once a Selling Agent has determined that your investment in the Fund is suitable for your investment profile, such Selling Agent shall submit a purchase order for Shares to the Sub-Distributor. Generally, the stated minimum initial investment in the Fund is Shares with an initial value of at least $10,000, which stated minimum may be reduced for certain investors, based on their aggregate investment amount. Shareholders may be subject to a Sales Load of up to 3.00% of such shareholder's respective investment in the Fund. The Shares will be sold initially at $25.00 per Share on the Initial Closing Date and, thereafter, at the NAV per Share on the day preceding any subsequent Closing Date. Any amounts paid by a shareholder as a Sales Load will not be part of such shareholder's investment in the Fund.

Pending receipt by the Fund of an aggregate subscription of at least [$_______], subscription amounts shall be maintained by the Escrow Agent. After the Initial Closing Date, subsequent purchases of Shares will be processed monthly. Pending the investment in the Fund and issuance of Shares on each subsequent Closing Date, the proceeds from the continuous offering shall be held in an account maintained by the Custodian. After each Closing Date, the balance of such account, including any interest earned thereon shall be invested pursuant to the Fund's investment policy. Any interest accrued in such account shall be for the benefit of all of the shareholders of the Fund and not any particular shareholder.

The Uniting and Strengthening America by Providing Appropriate Tools Required to Obstruct Terrorism Act (commonly referred to as the US Patriot Act) may require a Selling Agent or its authorized designee to obtain certain personal information from you, which will be used to verify your identity. If you do not provide information, it may not be possible to open your account. If the Selling Agent or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or take other steps it deems reasonable.

REPORTS TO SHAREHOLDERS

The Fund will send out periodic investment reports to all investors, including annual audited financial statements. In order to reduce duplicative mail and fees and expenses of the Fund, the Fund may, in accordance with applicable law, send a single copy of the Fund's Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling [(800) ___ - _____]. If you do not want to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call the number above and the Fund will furnish separate mailings, in accordance with instructions, within 30 days of your request.

DISTRIBUTION POLICY AND DIVIDEND REINVESTMENT PLAN

Although the Fund cannot state with certainty when distributions will commence, once the Fund's initial distribution has been made, the Fund intends to make regular quarterly distributions to the shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and SMAs and capital gains earned by the Fund from the disposition of Investment Fund and SMA investments, together with any dividends or interest income earned from such investments. The Fund will establish reasonable reserves to meet Fund obligations prior to making distributions.

Dividends and capital gain distributions paid by the Fund will not be reinvested in additional Shares of the Fund unless a shareholder "opts in" (elects to reinvest in Shares). Shareholders may elect initially to reinvest by indicating that choice on a shareholder certification. Thereafter, shareholders are free to change their election on a quarterly basis by contacting the Fund (or, alternatively, by contacting their broker or dealer, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date (generally, the last business day of a calendar quarter). There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions. See "Taxes."

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

No Right of Redemption or Transfer

No shareholder or other person holding Shares will have the right to require the Fund to redeem the Shares. Shares do not trade in any public market or exchange. With limited exceptions, including the ability to transfer or resell Shares in accordance with the provisions of the LLC Agreement, liquidity will be provided only through quarterly tender offers that are approved by the Board. These securities are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the LLC Agreement. However, the Shares will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Shares will develop. In addition, Shares are not redeemable. To provide a limited degree of liquidity to investors, the Fund intends to offer to repurchase its outstanding Shares pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Fund's Board in its complete and exclusive discretion. Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund described below or through private sales by a shareholder in accordance with the LLC Agreement.

Repurchases of Shares

The Fund from time to time may offer to repurchase Shares (each, an "Offer") pursuant to written tenders by shareholders. While a shareholder may request that the Fund tender for its Shares in the Fund at any time, repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares four times each year, commencing one year after the Initial Closing Date and that such recommended repurchase offer amounts shall not be less than 5% nor more than 25% of the Shares outstanding on the repurchase request deadline. The Fund intends to manage liquidity by maintaining a portfolio of liquid securities sufficient to allow it to have quarterly tenders in accordance with such Rule. See "Risk Factors—Shareholders Will Have Only Limited Liquidity." The Board also will consider the following factors, among others, in making such determination:

•  whether any shareholders have requested to tender Shares to the Fund;

•  the liquidity of the Fund's assets;

•  the investment plans and working capital requirements of the Fund;

•  the relative economies of scale with respect to the size of the Fund;

•  the history of the Fund in repurchasing Shares;

•  the condition of the securities markets; and

•  the anticipated tax consequences of any proposed repurchases of Shares.

The Board will determine that the Fund repurchase Shares from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all shareholders or persons holding Shares acquired from shareholders, as applicable. When the Board determines that the Fund will repurchase Shares, a Repurchase Notice will be sent to each Shareholder. Shareholders who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain an estimated NAV of their Shares from their respective Selling Agents. Additionally, in certain instances such repurchase offer may be suspended or postponed by a vote of a majority of the Board, including a vote by a majority of the Independent Directors.

If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer period, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares. Shares will be repurchased by the Fund after the accrued Investment Management Fee has been deducted from the Fund's assets as of the end of the month in which the repurchase occurs (i.e., the Investment Management Fee for the fiscal period in which Shares are to be repurchased is deducted before effecting the repurchase).

In light of liquidity constraints associated with the Fund's investments in Investment Funds and the fact that the Fund may have to effect redemptions from Investment Funds in order to pay for Shares being repurchased, each repurchase offer will generally commence approximately 100 days prior to the last day of [____, ____, ______ and ______] each year (each such date is referred to as a "Tender Valuation Date"). Tenders will be revocable upon written notice to the Fund up to approximately 70 days prior to the applicable Tender Valuation Date (such deadline for revocation being the "Expiration Date"). If the Fund experiences a significant number of revocations, the Fund may have excess uninvested cash. If a repurchase offer is extended, the Expiration Date will be extended accordingly.

Repurchases of Shares by the Fund will be made in the form of promissory notes. Each tendering shareholder will receive a promissory note in an amount equal to the NAV of the shareholder's tendered Shares. Any promissory notes provided to shareholders in payment for tendered Shares will not be transferable. The delivery of such promissory notes will generally be made promptly (within five business days) after the Expiration Date. Payment of substantially all of the promissory notes will be made as promptly as practicable after the applicable Tender Valuation Date. The Fund retains the option to pay all or a portion of the purchase price for tendered Shares by distributing securities, including direct or indirect interests in underlying Investment Funds as well as other illiquid securities, to shareholders on a pro rata basis. The receipt by a shareholder of an in-kind distribution of a security carries the risk that the shareholder may not be able to dispose of the security for an indeterminate period of time and only with the consent of a third-party, as well as the risk that the distributed security may be difficult to value.

A shareholder who tenders for repurchase such shareholder's Shares during the first year following such shareholder's initial capital contribution will be subject to an Early Repurchase Fee of 2.00% of the value of the Shares repurchased by the Fund, payable to the Fund. The Fund will not impose any charges on repurchases of Shares in the Fund, although it may allocate to tendering shareholders withdrawal or similar charges imposed on the Fund by Investment Funds as a result of a tender.

If the Fund's repurchase procedures must be revised in order to comply with regulatory requirements, the Board will, to the extent practicable, adopt modified procedures reasonably designed to provide shareholders substantially the same liquidity for Shares as would be available under the procedures described above. The Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Fund's initial investment in an Investment Fund. During this period, the Fund will not be permitted to withdraw its investment or will only be able to do so with payment of a fee. In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions. During such times, the Fund may not be able to liquidate its holdings in such Investment Funds to meet repurchase requests. As a result, the Fund is not able to guarantee liquidity to shareholders through repurchase offers. Accordingly, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

A shareholder tendering for repurchase less than all of its Shares must maintain an account balance of at least $10,000 after the repurchase is effected. If a shareholder tenders an amount that would cause the shareholder's account balance to fall below such required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that such required minimum balance is maintained. The Fund may also repurchase all of the shareholder's Shares.

The repurchase price payable in respect of repurchased Shares will be equal to the NAV of the shareholder's tendered Shares based on the estimated NAV of the Fund's assets as of the applicable Tender Valuation Date (such date, or any later valuation date if a tender offer is extended, being referred to as the "calculation date"), and shareholders have no right to receive any other price as a result of any adjustments made in the course of the Fund's or any Investment Fund's year-end audit. The Fund's, and a Share's, NAV may change materially from the date a tender offer is mailed to the calculation date, and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its NAV is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Shareholders Will Have Only Limited Liquidity."

Under these procedures, shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Tender Valuation Date. In addition, there will be a substantial period of time between the date as of which shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, shareholders whose Shares are accepted for repurchase will be given interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Shares. Payments for repurchased Shares may be delayed under circumstances where the Fund has decided to redeem its interests in Investment Funds to make such payments, but has experienced delays in receiving payments from the Investment Funds.

Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund's shareholders, and typically sources of the funding for the repurchases will include, but is not limited to, available cash, proceeds from the sales of Shares, excess cash flow from operations, sales of the Fund's liquid holdings (including, but not limited to REIT Equities, REIT Preferred Equities and/or its mortgage securities), incurrence of debt and, if necessary, proceeds from the sale or redemption of holdings in the Investment Funds.

In an effort to maintain adequate cash available to support quarterly repurchases of Shares, the Fund may reserve borrowing capacity under a line of credit. The Fund could elect to borrow against this line of credit in part to repurchase Shares during periods when the Fund does not have sufficient proceeds from the sale of Shares to fund all of the tenders. However, it may not be commercially feasible to obtain a sufficient line of credit. Additionally, the availability under any potential line of credit may be limited by use for other Fund purposes.

Payments for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the

Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities. Accordingly, non-tendering shareholders will own a proportionally greater amount of illiquid investments which may adversely affect their ability to tender their interests for repurchase in subsequent tender offers, as well as the Fund's ability to conduct future tender offers at all. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV. In addition, the repurchase of Shares by the Fund may be a taxable event to tendering shareholders.

Repurchase of the Fund's Shares will reduce the amount of outstanding Shares and its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

CALCULATION OF NET ASSET VALUE

The NAV of the Fund will be equivalent to its assets less its liabilities as of any date of determination. The NAV of the Fund and the NAV per Share generally will be calculated by BNY Mellon as of the end of each calendar month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Net Asset Valuation—Investment Funds

The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each fiscal period ordinarily will be the value determined as of such period for each Investment Fund in accordance with the Investment Fund's valuation policies and reported to the Fund before or at the time of the Fund's valuation. BNY Mellon, in consultation with the Adviser, values the assets of the Fund at fair value in accordance with the LLC Agreement and procedures adopted by the Board. As a general matter, the Fund bases its NAV on valuations of its interests in the Investment Funds provided by the Investment Managers and their agents, including their administrators. However, the Board and the Investment Manager may not have the ability to assess the accuracy of these valuations. Furthermore, valuations will be provided to the Fund based on the interim unaudited financial records of Investment Funds, and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result.

Before investing in any Investment Fund or SMA, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. After investing in an Investment Fund or SMA, the Adviser will monitor the valuation methodology used by the Investment Fund. Although the procedures approved by the Board provide that BNY Mellon will review the valuations provided by the Investment Managers, none of the Adviser, BNY Mellon or the Board will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited, except for year-end valuations).

For each period that the NAV of the Fund is calculated by BNY Mellon, the Adviser will perform an independent review of the valuation of the Fund's portfolio and review any material discrepancies with the Board. The Adviser and the Board will consider all relevant information and the reliability of pricing information provided by the Investment Managers. They may conclude, however, in certain circumstances, that the information provided by an Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund and is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in respect of interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

For a description of how the Fund will value portfolio securities of Investment Funds managed by Sub-Advisers, see "Calculation of Net Asset Value" in the SAI.

Net Asset Valuation—SMA Securities Portfolios

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Adviser determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing NAV.

DESCRIPTION OF SHARES

General

The Fund is a limited liability company formed pursuant to the laws of the state of Delaware. The Fund is authorized to issue an unlimited number of Shares of beneficial interest. The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue. Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Shareholders are not liable for further calls or assessments. The Fund will send periodic reports (including financial statements) to all shareholders. The Fund does not intend to hold annual meetings of shareholders. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form. Any transfer of Shares will be void if made to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund. In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current NAV. This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer. With very limited exceptions, including the ability of a shareholder to transfer or resell Shares pursuant to the terms of the LLC Agreement, Shares are not transferable and liquidity will be provided principally through limited repurchase offers. See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares. Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders' meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

Dividends and capital gain distributions paid by the Fund will not be reinvested in additional Shares of the Fund unless a shareholder "opts in" (elects to reinvest in Shares). Shareholders may elect initially to reinvest by indicating that choice on a shareholder certification. Thereafter, shareholders are free to change their election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting its Selling Agent, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date (generally, the last business day of a calendar quarter). There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the Fund and the purchase, ownership and disposition of Shares. This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon U.S. federal income tax laws in effect on the date hereof, which are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. This summary does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. In addition, this summary does not describe state, local or foreign tax consequences. Prospective investors should consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of Shares of the Fund, as well as the tax consequences arising under laws of any state, foreign country, or other taxing jurisdiction. In the SAI, the Fund has provided additional information regarding the tax consequences of investing in the Fund.

Taxation of the Fund

The Fund intends to qualify and elect to be treated as a RIC under the Code. To qualify as such, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. More particularly, the Fund must derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly-traded partnerships" (as defined in the Code). In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more "qualified publicly-traded partnerships" (as defined in the Code).

With respect to these requirements, the Fund will, in certain circumstances, "look through" to the income, assets and investments of the Investment Funds. If the Fund satisfies these requirements and distributes at least 90% of its investment income and net short-term capital gains to shareholders each year, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders.

To avoid a non-deductible 4% federal excise tax, the Fund will be required to distribute by December 31 of each year at least an amount equal to the sum of (i) 98% of its ordinary income, generally determined on a calendar year basis, and (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending October 31). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Nature of the Fund's Investments

The character of the Fund's distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly-traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds. Certain of the investment strategies of the Fund and the Investment Funds may be subject to special and complex federal income tax provisions that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% gross income test.

Distributions to Shareholders

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources). Due to the nature of the Fund's investments, dividends paid by the Fund generally will not be eligible for the dividends received deduction ordinarily available to corporate shareholders of U.S. corporations. Similarly, dividends paid by the Fund generally will not be eligible for treatment as "qualified dividend income," which is subject to preferential tax at rates in the hands of the shareholders that are individuals. Distributions of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder. The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the sale of Shares, as discussed below.

Fund distributions may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

Income from Repurchases and Transfer of Shares

When you sell Shares or have Shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your Shares for more than one year, or as a short-term capital gain or loss if you held your Shares for one year or less. Any such loss realized will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. Further, if you sell Shares on which a long-term capital gain distribution has been received and you held the Shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Investments in Passive Foreign Investment Companies

The Fund may purchase shares in non-U.S. Investment Funds, which may be treated as passive foreign investment companies ("PFICs"). The Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF's ordinary earnings and net capital gain, even if not distributed to the Fund. If the QEF were to incur losses for a taxable year, those losses would not pass through to the Fund and, accordingly, could not offset other income and/or gain of the Fund. The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Tax Information

The Fund expects that each [_____], the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

PLAN OF DISTRIBUTION

General

Currently, BNY Mellon Distributors Inc., as the Distributor, serves as the Fund's statutory underwriter and facilitates the distribution of the Shares. The Distributor may engage, at the behest of the Fund, one or more sub-distributors to sell Shares or to otherwise facilitate the distribution of the Shares by entering into agreements with other financial intermediaries. The Fund and the Distributor have engaged Advisors Asset Management Inc. to act as a sub-distributor of the Shares, subject to various conditions. The Sub-Distributor, together with any other broker or dealer contracted by the Sub-Distributor to sell Shares as part of the Selling Agents, will sell and distribute the Shares. The Distributor may pay, from its own resources, compensation to its affiliates' financial advisers, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of the Shares or ongoing servicing of clients with whom they have placed Shares in the Fund.

The Fund will pay to the Distributor and the Distributor will pay to the Sub-Distributor an Account Servicing Fee. The Account Servicing Fee will accrue monthly at a rate equal to 0.0417% (a 0.50% annual rate) of the NAV of each shareholder's Shares as of the preceding month's Closing Date, after crediting or debiting any increase or decrease in NAV for the last calendar date of the preceding month, but prior to reduction for (i) any repurchase payments to be paid in respect of a Repurchase Date (defined below) that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding fiscal quarter), or (iii) Investment Management Fees, Distribution Fees or Account Servicing Fees assessed as of such date. In addition, the Adviser may pay compensation, out of its own funds and not as an expense of the Fund, to the Distributor or the Sub-Distributor in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing.

The Account Servicing Fee will begin to accrue as of a Closing Date relating to the Shares upon which such fee is based. The Account Servicing Fee for any period less than a three-month period shall be pro-rated based on the number of months that such investment has been in the Fund. The Account Servicing Fee is payable in arrears at the end of each fiscal quarter. Prior to the Initial Closing Date, upon which a minimum of [$___] million Shares are issued, no fees will accrue or be paid to the Distributor, the Sub-Distributor or the Selling Agents.

The Sub-Distributor may, in its sole discretion, pay up to the entire amount of the Account Servicing Fee relating to Shares to the Selling Agent that assisted in the servicing of accounts. Because the Account Servicing Fee is calculated based on the Fund's NAV, it reduces the NAV of the Shares. See "Plan of Distribution."

The Distributor and the Sub-Distributor intend to compensate the Selling Agents, in connection with the sale and distribution of Shares and for their ongoing servicing of clients with whom they have distributed interests in the Fund. Servicing includes: handling shareholder inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, the Fund's NAV, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser or the Fund may reasonably require. The Account Servicing Fee for such services is based upon a percentage of the NAV of each shareholder's Shares as of the preceding month's Closing Date.

Neither the Distributor, the Sub-Distributor, nor any Selling Agents, are obligated to buy from the Fund any of the Shares.

Once a prospective shareholder's order is received, a confirmation will be sent to the shareholder. The shareholder's brokerage account will be debited for the purchase amount, which will be deposited into an interest-bearing escrow account set up at the Escrow Agent for the benefit of the shareholders.

The Sub-Distributor may sell investment products other than the Fund. Generally, the Sub-Distributor and certain of its affiliates are compensated for providing services to affiliated or proprietary alternative investment vehicles. This compensation can include distribution or referral fees, investment advisory and/or management fees and certain other fees, including performance fees. As a result of the various payments to the Sub-Distributor and its affiliates, the amount of compensation that the distributor entities receive with respect to the sale of affiliated or proprietary vehicles is greater than the amount payable to the organization as a whole from the sale of unaffiliated investments. For unaffiliated third-party funds, the Sub-Distributor receives fees for distribution, shareholder services or solicitation services, or a combination thereof, depending on the arrangement that the Sub-Distributor has with the third-party. The payout that your Selling Agent receives may differ from one fund to another, even if the two funds are charged the same management fee or incentive-based fee (i.e., even if, overall, you would pay the same amount in fees). The differences in compensation may create an incentive for Selling Agents to recommend funds for which they receive higher compensation. We encourage you to discuss this with your Selling Agent to learn more about the compensation he or she receives.

The Fund has agreed to indemnify the Distributor and the Sub-Distributor, their affiliates, the Adviser, the Sub-Adviser, and certain other persons against certain liabilities, including liabilities under the Securities Act. However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

Purchase Terms

Generally, the stated minimum initial investment in the Fund is Shares with an initial value of at least $10,000, which minimum may be reduced in the Adviser's sole discretion. Selling Agents may receive a reduced sales credit for selling Shares substantially below this stated minimum initial contribution. Shareholders purchasing Shares in the Fund may be charged a Sales Load of up to 3.0% of the shareholder's capital contribution. Purchasers of Shares in conjunction with certain fixed or "wrap" fee programs, or employees or directors of the Adviser, and members of their immediate families, and, in the sole discretion of the Adviser, certain other investors may be charged no or only a portion of a Sales Load.

Additional Sales

As a continuously offered closed-end fund, it is anticipated that the Fund will offer additional Shares subject to future registration statements. In deciding whether to make these sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment. The minimum additional investment in the Fund is $2,000.

GENERAL INFORMATION

The Fund is a recently formed Delaware limited liability company registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Fund was formed on March 10, 2011, and has no operating history. The Fund's address is 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632, and its telephone number is: (303) 895-3773.

Subject to Completion, dated March 18, 2011

STATEMENT OF ADDITIONAL INFORMATION

VERSUS GLOBAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Limited Liability Company Shares of Beneficial Interest

7100 E Belleview Ave, Suite 306

Greenwood Village, CO 80111-1632

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (303) 895-3773

March 18, 2011

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI relates to and should be read in conjunction with the Prospectus of Versus Global Multi-Manager Real Estate Income Fund LLC (the “Fund”), dated March 18, 2011 (the “Prospectus”).  A copy of the Prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.  Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. See “Investment Objectives, Strategies and Investment Features” in the Prospectus.  Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies may be changed only by the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund (the “Shares”).  Shares of the Fund, are listed below.  For the

1

purposes of this SAI, “majority of the outstanding Shares of the Fund” means the vote, at an annual or special meeting of shareholders duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding Shares of the Fund, whichever is less.  As fundamental policies, the Fund may not:

•                  Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”), which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets.    The Fund’s use of leverage involves risk of loss.

•                  Engage in short sales, purchases on margin and the writing of put and call options.

•                  Issue senior securities, except to the extent permitted under the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

•                  Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

•                  Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the Investment Company Act.  To the extent the Fund engages in loan activity, it exposes its assets to a risk of loss.

•                  Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or securities issued by companies that invest or deal in real estate, real estate mortgage loans or real estate investment trusts (“REITs”).  This exposes the Fund to the general risks of investing in real estate and the risks of investing in real estate debt and real estate-related debt securities.

•                  Invest in physical commodities or commodity contracts, except that the Fund may purchase and sell commodity index-linked derivative instruments, such as commodity swap agreements, commodity options, futures and options on futures and structured notes, that provide exposure to the investment returns of the commodities markets, including foreign currency markets.  This exposes the Fund to the risks associated with hedging strategies and currency and exchange rates.

•                  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.  For purposes of this investment restriction, the investment funds that the Fund will seek to invest in (the “Investment Funds”) are not considered part of an industry.  The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

•                  Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

Investment Fund Equity

The Fund will invest in various Investment Funds, each with differing investment strategies or institutional asset managers (the “Investment Managers”).  The Fund will seek to invest in Investment Funds that take the form of private REITs or have established feeder funds that qualify as REITs for federal tax purposes.  An Investment Fund’s portfolio may include investments in core, core-plus or value added real estate assets.  This may include

2

investment properties in various geographic markets (domestic and foreign) and various property types (retail, office, multi-family, industrial, other).  Investment Funds will generally hold investments in fee-simple, directly or through one or more special purpose title-holding entities. They may also utilize other ownership structures, such as leasehold interests and joint ventures. Investments may be structured as equity or debt or in other similar structures.

In addition to diversification across property type and geographic markets, Investment Managers may diversify by differing underlying economic drivers, including anticipated job growth, population growth or inflation.  No specific limits have been established within the Fund’s investment guidelines for property type and geographic investments; however, many of the Investment Funds have net asset value (“NAV”) limitations for any one individual property held by such Investment Fund relative to the NAV of the Investment fund’s overall portfolio.  While some Investment Managers will seek diversification across property types, certain Investment Funds may have a more specific focus and not seek such diversification, but instead utilize an investment strategy utilizing expertise within specific or multiple property categories.

The Investment Managers may utilize leverage as a way to seek to enhance returns of an Investment Fund.  Dependent upon the investment strategy, geographic focus and/or other economic or property specific factors, each Investment Fund will have differing limitations on the utilization of leverage. Such limitations are Investment Fund specific and may apply to an overall portfolio limitation as well as a property specific limitation.

Real Estate Debt Securities

The Fund will invest in real estate debt securities either through Investment Funds or separately managed accounts (“SMAs”), with Investment Managers targeting investments in a variety of  commercial real estate loans, including senior mortgage loans, subordinated or junior mortgage loans, mezzanine loans, and participations in such loans, as well as,  commercial real estate-related debt securities, such as commercial mortgage-backed securities (“CMBS”) and REIT senior unsecured debt.  Investment Managers may diversify by security type, property type and geographic location, type of security and maturity date of the security.

Investment Managers may acquire commercial real estate loans both by directly originating the loans and by purchasing them from third party sellers.  They may also invest in commercial real estate-related debt securities such as CMBS, unsecured debt issued by REITs and interests in other securitized vehicles that own real estate-related debt.  When investing in such securities, Investment Managers may evaluate credit quality, collateralization levels, duration, property type, property class and location among numerous other aspects of the securities features to determine its investment qualities.

The Investment Managers may utilize leverage as a way to seek to enhance returns of an Investment Fund or an SMA portfolio. The Investment Managers may utilize managing match-funded, flexible term debt facilities and securitization vehicles or other financing alternatives available through capital markets.

Real Estate Equity Securities

An Investment Manager’s investment portfolio may include long positions in real estate-related common stocks, preferred stocks and convertible securities, including REIT common and REIT preferred shares.  Investment Managers may focus on companies that target investments within specific property types, countries or regions.  Investment Managers also may invest in depositary receipts relating to foreign securities.  See “— Foreign Securities” below.  Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

The Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.  The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.  The Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

3

The Investment Managers’ investments in equity securities may include securities that are listed on securities exchanges as well as unlisted securities that are traded over-the-counter.  Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange.  Consequently, an Investment Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

Foreign Securities

General.  Some Investment Managers intend to invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), Global Depositary Receipts and Global Depositary Shares (“GDRs”) and other forms of depositary receipts.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Transaction costs of investing in foreign securities markets are generally higher than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Foreign securities in which the Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly-traded.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States.  Some of these factors are listed in the prospectus under “Risk Factors — The Investment Funds’ Foreign Investments Involve Risk of Loss.”

Some Investment Managers may hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain of the Investment Fund’s foreign currency denominated portfolio securities irrespective of the underlying investment.  The Investment Funds may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Investment Managers for hedging purposes to protect against uncertainty in the level of future foreign currency

4

exchange rates, such as when the Investment Manager anticipates purchasing or selling a foreign security.  This technique would allow an Investment Manager to “lock in” the U.S. dollar price of the security.  Forward contracts also may be used to attempt to protect the value of an Investment Fund’s existing holdings of foreign securities.  There may be, however, imperfect correlation between an Investment Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings.  Forward contracts also may be used for non-hedging purposes, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Investment Fund’s investment portfolio.  See “— Special Investment Techniques.”

Foreign Currency Transactions

An Investment Manager may engage in foreign currency transactions to hedge the U.S. dollar value the investments and distributions of the Investment Funds or other investments, particularly if it expects a decrease in the value of the currency in which the foreign investment is denominated.

Foreign currency transactions may involve, for example, the Investment Manager’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Manager agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager contracted to receive in the exchange.  The Investment Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally (a) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (b) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (c) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Money Market Instruments

The Fund or an Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Investment Manager deems appropriate under the circumstances.  Pending allocation of this offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments.  Money market instruments are high quality, short-term fixed-income obligations, which

5

generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Special Investment Techniques

Investment Managers and the Fund may use a variety of special investment techniques, in addition to short selling, including purchasing or entering into options, swaps, swaptions, futures and forward agreements on various financial instruments and currency, to attempt to hedge their investment portfolios against various risks or other factors that generally affect the values of securities and for non-hedging purposes.  These techniques may involve the use of derivative transactions and may change over time as new instruments and techniques are introduced or as a result of regulatory developments.  Certain of the special investment techniques that the Investment Managers and the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.  There can be no assurance that these techniques will be successful.

Derivatives.  Derivatives contracts (“Derivatives”) are financial instruments which derive their value, at least in part, from the performance of an underlying asset, index or interest rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole.  Derivatives permit an investor to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance.

If an Investment Manager of the Fund invests in Derivatives at inopportune times or judges market conditions or market values incorrectly, such investments may lower the Fund’s return or result in a loss.  The Fund also could experience losses if the Investment Manager’s or the Fund’s Derivatives were poorly correlated with its other investments, or if the Investment Manager or the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants may be considered more speculative than certain other types of investments.  In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements. Investment Managers and the Fund may enter into interest rate, currency and cross currency rate swap agreements on behalf of the Investment Funds.  In addition, the Fund may enter into these types of derivative transactions as a means of indirectly investing in one or more Investment Funds.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends.

Interest Rate Swaps.  Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party

6

sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Currency Swaps.  Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies.  Since currency swaps are individually negotiated, the Investment Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.

Cross Currency Rate Swaps.  A cross currency rate swap is a transaction in which one party pays periodic amounts in one currency based on a specified fixed rate (or a floating rate that is reset periodically) and the other party pays periodic amounts in another currency based on a floating rate that is reset periodically.  All calculations are determined on predetermined notional amounts of the two currencies.  Often such swaps will involve initial or final exchanges of amounts corresponding to the notional amounts.

Most swap agreements would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Investment Fund’s or the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make.  If the other party to a swap defaults, a party’s risk of loss consists of the net amount of payments that the party contractually is entitled to receive.

The use of swaps is a highly specialized activity which involves special investment techniques and risks, including increased volatility associated with the counterparty to the derivative.  These investments generally will be subject to transaction costs and other fees, which will reduce the value of the Fund’s investment.  In addition, if Versus Capital Advisors LLC (the “Adviser”), Callan Associates Inc. (the “Sub-Adviser”) or a member of the Investment Managers is incorrect in its forecasts of market values, interest rates or exchange rates, the performance of the Fund or Investment Fund may be adversely affected.

To achieve investment returns equivalent to those achieved by an Investment Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period.  The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.

There can be no assurance that the Fund’s indirect investment in an Investment Fund using these derivative instruments will have the same or similar results as a direct investment in the Investment Fund, and the Fund’s value may decrease as a result of such indirect investment.

Purchases of Non-Voting Securities

In all or substantially all instances, the Fund expects to purchase a class of non-voting securities or enter into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investments in Investment Funds.  For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the relevant Investment Fund to less than 10% of the Investment Fund’s voting securities.

Where a separate non-voting security class is not otherwise available, the Fund would seek to create by contract the same result as owning a non-voting security class:  namely, a security that affords the Fund, and each subsequent holder, no legal right to vote.  This result would be accomplished through a written agreement between the Fund and the Investment Fund where the Fund irrevocably foregoes the right to vote, and does so in a manner that legally binds both the Fund and all subsequent holders.  The agreement would grant the Investment Fund the right to enjoin any holder from voting.  The agreement also will include a statement of the parties’ intention that the agreement should be interpreted broadly to effect the parties’ desire that the Fund’s interest be identical to that of a

7

separate non-voting class.  In each instance, the Adviser will determine if the Fund will waive the Fund’s voting rights.  When it does so, the Adviser will consider only the interests of the Fund and not the interests of the Adviser or those of the Adviser’s other clients.  The waiver arrangement should benefit the Fund, as it will enable the Fund to invest in more interests of an Investment Fund that the Adviser believes is desirable, than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the Investment Company Act.  The Adviser believes that the use of this waiver arrangement will not affect the ability of other clients of the Adviser to invest in the same Investment Funds.

The Fund May Change Its Non-Fundamental Policies, Restrictions, Strategies, and Techniques

Except as otherwise indicated, the Fund may change its non-fundamental policies, restrictions, strategies, and techniques if the Fund’s board of directors (the “Board”) believes doing so is in the best interest of the Fund and its shareholders.

DIRECTORS AND OFFICERS

Directors

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The addresses, dates of birth, and descriptions of their principal occupations during the past five years are listed below for each director of the Fund:

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2) (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Independent Directors (4)
Jeffrey A. Jones; Age 52	Independent Director	Since inception	Principal of SmithJones, 8/08 to present; President and Executive Director of Ameriton Properties, 1/00 to 11/07.	N/A	N/A
Richard J. McCready; Age 53	Independent Director	Since inception

Chief Operations Officer, Executive Vice President and Investment Committee Member of Northstar Realty Finance Corp, 4/2006 to 1/2010;

General Counsel and Corporate Secretary of NorthStar Realty Finance Corp., 10/04 to 3/06;

President, Chief Operations Officer

				N/A	N/A

8

and Director of NorthStar Capital Investment Corp., 3/98 to 10/07.
[ ]	Independent Director			N/A
[ ]	Independent Director			N/A
Interested Directors (5)
Mark D. Quam; Age 41	Director; Chief Executive Officer	Since inception	Chief Executive Officer and President of the Adviser, 2010 to present; President, Chief Executive Officer and Founder of Welton Street Investments, LLC and Welton Street Holdings LLC, 2005 to 2010.	N/A	N/A
William R. Fuhs, Jr.; Age 42	Director; Chief Financial Officer	Since inception	Chief Financial Officer and President of the Adviser, 2010 to present; Chief Financial and Operating Officer of Welton Street Holdings, 2006 to 2010.	N/A	N/A
[ ]				N/A

(1)          The address of each member of the Board is:  c/o Versus Global Multi-Manager Real Estate Income Fund LLC, 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632.

(2)          The Fund has not yet commenced operations.

(3)          Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(4)          “Independent Directors” means members of the Fund’s Board who are not “interested persons” of the Fund, the Adviser, the Sub-Adviser, the Distributor, the Sub-Distributor, or any affiliate of the Fund, the Adviser, the Sub-Adviser, the Distributor, or the Sub-Distributor, as defined by the Investment Company Act (“Independent Directors”).

(5)          “Interested Directors” means members of the Fund’s Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (“Interested Directors”).

Additional information about each director follows (supplementing the information provided in the table above) that describes certain specific experiences, qualifications, attributes or skills that each director possesses and that the Board believes has prepared them to be effective directors.

Independent Directors

Jeffrey A. Jones has twenty-seven years of real estate investment experience in multiple real estate product types in markets throughout the U.S.  Mr. Jones is currently a Principal at SmithJones.  Mr. Jones was President and Executive Director of Ameriton Properties Inc. (“Ameriton”), as well as Executive Vice President of Archstone-Smith in Denver, Colorado from 2000 to November of 2007, where he had overall investment, management and asset management responsibility for more than $2.3 billion of apartment investments.  Prior to joining Ameriton,

9

Mr. Jones was Senior Vice President with Archstone-Smith in Austin, Texas where he was responsible for Archstone’s multifamily acquisition and development activities throughout the central U.S.  From 1995 to 1999, Mr. Jones was Senior Vice President of Homestead Village Inc. (“Homestead”), where he directed acquisition and development activities for its limited service extended-stay hotel product throughout the central part of the U.S. Prior to Homestead, Mr. Jones held development positions with Sentre Partners, Stark Companies International, Maclachlan Investment Company and Trammell Crow Company.  Mr. Jones received his undergraduate degree from Stanford University.

Richard J. McCready has been involved in commercial real estate investment and finance for over 25 years, gaining experience in capital markets, raising debt and equity capital, innovative transaction structuring, organization building, asset/risk management and value creation in a variety of real estate-related businesses.  He is currently an active partner in several ventures, including West 4th Capital Ltda, an investment management firm based in Sao Paulo, Brazil focused on the Brazilian real estate market, and Kearsarge Energy LLC, a Massachusetts-based firm that finances and develops renewable energy projects.  Mr. McCready was one of the founders and the Chief Operating Officer of NorthStar Realty Finance Corp. (NYSE: NRF), a publicly-traded, commercial real estate finance company with $6.5 billion of assets under management.  At NorthStar Realty Finance Corp., he served on the Investment Committee, where he reviewed all new investments and key asset management decisions and was responsible for capital raising and strategic initiatives.  Previously, he served as President, Director, and Chief Operating Officer of NorthStar Capital Investment Corp., a private equity fund specializing in opportunistic growth investments in real estate assets and operating company platforms.  Mr. McCready led efforts to complete two separate, highly successful Initial Public Offering (“IPO”) spinoffs of the company’s largest platform investments — NorthStar Realty Finance Corp. (NYSE:NRF), a commercial real estate finance company, and Morgans Hotel Group (NYSE: MHGC), a boutique hotel company.  In addition, he held the positions of President, Director and Chief Operating Officer at First Winthrop Corporation, a private real estate investment management firm that later merged into a public company, Winthrop Realty Trust (NYSE: FUR).  Prior to these engagements, Mr. McCready practiced law as an associate at Mintz Levin, P.C., specializing in corporate and real estate finance, including mergers and acquisitions, public and private securities offerings, tax credit syndication, joint ventures and secured and unsecured debt financings.  Mr. McCready holds a Bachelor of Arts degree from the University of New Hampshire and a law degree from Boston College Law School.

[                       ]

[                       ]

Interested Directors

Mark D. Quam is a thirteen-year veteran of the real estate investment and securities business.  He joined the Adviser as the Chief Executive Officer in 2010. Previously, Mr. Quam was the President, Chief Executive Officer and Founder of Welton Street Investments, LLC and Welton Street Holdings LLC (“Welton”) from 2005 to 2010.  Prior to Welton, Street Mr. Quam, as a partner and senior executive, conceptualized and co-founded both Dividend Capital Trust and Dividend Capital Securities LLC, a private real estate trust and its affiliated distributor, respectively.  Before co-founding the Dividend Capital companies, Mr. Quam founded and acted as Chief Executive Officer, for EquityCity.com from 1998 to 2002.  Prior to establishing EquityCity.com, Mr. Quam was active in real estate development as a Director of Construction and Project Management for CB Richard Ellis.  Mr. Quam holds an undergraduate degree in finance from the University of Arizona and attended the Masters Program in real estate finance and construction at the University of Denver. Mr. Quam is a member of the Financial Industry Regulatory Authority’s (“FINRA”) National Corporate Finance Committee. Mr. Quam contributes a breadth of industry knowledge to the Board.

William R. Fuhs, Jr. joined the Adviser as Chief Financial Officer and President in 2010.  In 2006, Mr. Fuhs partnered with Mr. Quam as the Chief Financial and Operating Officer of Welton Street Holdings LLC (“Welton Street”) from 2006 to 2010, where he was responsible for product development, finance, administration and operations.  Prior to Welton Street, Mr. Fuhs held several senior product development and finance positions with the Dividend Capital companies from 2003 to 2005.  Mr. Fuhs’ prior professional experience, from 1992 to 2003, included various positions within the investment banking division of Merrill Lynch. During his eleven years at Merrill Lynch, Mr. Fuhs was involved in numerous aspects of the business including equity and debt underwriting,

10

asset based financing (including real estate) and mergers and acquisitions.  Mr. Fuhs has a Bachelor of Arts degree in Economics from Middlebury College.  Mr. Fuhs brings to the Board extensive experience in the financial industry.

[                       ]

Officers

The address, date of birth, and a description of principal occupations during the past five years are listed below for each officer of the Fund:

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2) (3)	Principal Occupation(s) During Past 5 Years
Mark D. Quam; Age 41	Chief Executive Officer	Since inception

Chief Executive Officer and President of the Adviser from 2010 to present.

President, Chief Executive Officer and Founder of Welton Street Investments, LLC and Welton Street Holdings LLC from 2005 to 2010.

William R. Fuhs, Jr.; Age 42	Chief Financial Officer	Since inception	Chief Financial Officer and President of the Adviser, 2010 to present. Chief Financial and Operating Officer of Welton Street Holdings LLC from 2006 to 2010.
[ ]	Chief Investment Officer
[ ]	Chief Compliance Officer and Treasurer
[ ]	Secretary

(1)          The address of each Officer of the Fund is:  c/o Versus Global Multi-Manager Real Estate Income Fund LLC, 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632.

(2)          The Fund has not yet commenced operations.

(3)          Each Officer will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

See “Directors and Officers — Interested Directors,” immediately prior, for a description of each executive officer’s expertise and relevant qualifications.

Board Participation and Committees

The Board believes that each director’s experience, qualifications, attributes or skills gives each director the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The charter for the Board’s Nominating Committee contains other factors considered by the Nominating Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the directors may benefit from information provided by the Fund’s or the Adviser’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

11

The directors serve on the Board for terms of one year, subject to renewal each year.  A director’s position in that capacity will terminate if such director is removed, resigns or is subject to various disabling events such as death or incapacity.  A director may resign upon 90 days’ prior written notice to the other directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the directors not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.  In the event of any vacancy in the position of a director, the remaining directors may appoint an individual to serve as a director, so long as immediately after such appointment at least two-thirds of the directors then serving would have been elected by the shareholders.  The directors may call a meeting of shareholders to fill any vacancy in the position of a director, and must do so within 60 days after any date on which directors who were elected by the shareholders cease to constitute a majority of the directors then serving.  If no director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new directors or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee.  The current members of each of the Audit Committee and the Nominating Committee are [                       ], constituting all of the Independent Directors of the Fund.  Mr. [                       ] currently is the Chairman of the Audit Committee, and Mr. [                       ] currently is the Chairman of the Nominating Committee.  The function of the Audit Committee is to (1) oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) oversee or assist in Board oversight of the integrity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements and (3) approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and review the independent registered public accounting firm’s qualifications and independence and the performance of the independent registered public accounting firm.

The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as directors of the Fund.  The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Directors made by Fund management and by Fund shareholders who have sent to  [                       ], legal counsel for the Independent Directors, at  [                       ], such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.

Director Ownership of Securities

The dollar range of equity securities beneficially owned by each director is set forth below.(1)

Name of Director	Dollar Range of Equity Securities in the Fund (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Jeffrey A. Jones	$0	$0
Richard J. McCready	$0	$0
[ ]	$0	$0
[ ]	$0	$0
Interested Directors
Mark D. Quam	$0	$0
William R. Fuhs, Jr.	$0	$0
[ ]	$0	$0

12

(1)          The Fund is recently formed and has not issued Shares to any person other than [                         ].

Independent Director Ownership of Securities

The table below provides information regarding the ownership by each Independent Director (and his immediate family members) of securities of the Fund, the Adviser, the Sub-Adviser, the Distributor or the Sub-Distributor, as defined below, and the ownership of securities in an entity controlling, controlled by or under common control with the Fund, the Adviser, the Sub-Adviser, the Distributor or the Sub-Distributor (not including registered investment companies), as of March 18, 2011.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
Jeffrey A. Jones	N/A	N/A	N/A	$0	0%
Richard T. McCready	N/A	N/A	N/A	$0	0%
[ ]	N/A	N/A	N/A	$0	0%
[ ]	N/A	N/A	N/A	$0	0%

Compensation

The Fund will pay each Independent Director a fee of $35,000 per annum.  In addition, the Fund will reimburse each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of the Audit Committee and/or Nominating Committee, and receives a fee for each meeting attended.  The Chairman of the Audit Committee will receive an additional amount of $15,000 per annum.  Other members of the Board and executive officers of the Fund receive no compensation.

The following table summarizes the compensation paid to members of the Board and executive officers of the Fund, including Committee fees, for the period from the Fund’s inception through March 18, 2011.

Name of Person, Position	Aggregate Compensation from the Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund paid to Director
Independent Directors
Jeffrey A. Jones	$35,000	(1)	N/A	N/A	$35,000	(1)
Richard T. McCready	$35,000	(1)	N/A	N/A	$35,000	(1)
[ ]			N/A	N/A
[ ]			N/A	N/A
Interested Directors
Mark D. Quam	$0		N/A	N/A	$0
William R. Fuhs, Jr.	$0		N/A	N/A	$0
[ ]	$0		N/A	N/A	$0
Officers
Mark D. Quam as Chief Executive Officer	$0		N/A	N/A	$0
William R. Fuhs, Jr. as Chief Financial Officer	$0		N/A	N/A	$0
[ ] as Chief Investment Officer	$0		N/A	N/A	$0

13

REPURCHASES AND TRANSFERS OF SHARES

Involuntary Repurchases

The Fund may, at any time, repurchase at NAV of a shareholder’s Shares or Shares of any person acquiring Shares from or through a shareholder if:

•                  Such Shares have been transferred, or the Shares have vested in any person, by operation of law as a result of the death, dissolution, bankruptcy, or incompetency of a shareholder;

•                  such Shares have been transferred in violation of the Fund’s Limited Liability Company Agreement (the “LLC Agreement”), or such Shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;

•                  ownership of Shares by a shareholder or other person will cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•                  continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

•                  such shareholder owns Shares having an aggregate NAV less than an amount determined from time to time by the Board;

•                  any of the representations and warranties made by a shareholder in connection with the acquisition of Shares thereof was not true when made or has ceased to be true; or

•                  it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such Shares.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion.  Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of Shares.

Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

CODE OF ETHICS

The Fund and the Adviser each have adopted, and any Investment Manager providing separate account services will adopt, a code of ethics, pursuant to Rule 17j-1 under the Investment Company Act, that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund.  BNY Mellon Distributors Inc., acting as Distributor, is exempt from Rule 17j-1.  These codes of ethics can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (the “SEC”) in

14

Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-5850.  These codes are available on the Electronic Data-Gathering, Analysis, and Retrieval system (“EDGAR”) on the SEC’s website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures.  However, Investment Funds typically do not submit matters to investors for vote.  If an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

•                  In voting proxies, the Adviser is guided by general fiduciary principles.  The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

•                  The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

•                  The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters.  Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients.  The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•                  The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•                  Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The Adviser shall maintain a written record of all materiality determinations.

•                  If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•                  If it is determined that a conflict of interest is material, the Adviser’s legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest.  Such methods may include:

•                  disclosing the conflict to the Fund’s Board and obtaining the consent from Fund’s Board before voting;

•                  engaging another party on behalf of the Fund to vote the proxy on its behalf;

•                  engaging a third-party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

15

•                  such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.  Information regarding how the Adviser voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling [(800)        -             ], and is available on the SEC’s website at http://www.sec.gov.

CONFLICTS OF INTEREST

The Adviser, the Sub-Adviser and their Affiliates

The Adviser, the Sub-Adviser and their affiliates are participants in the equity, fixed-income and other markets.  As such, the Adviser and its affiliates are actively engaged in transactions and in rendering discretionary or non-discretionary investment advice on behalf of other investment funds and accounts at the same time as it is advising the Fund, which may or may not involve the same Investment Managers and Investment Funds in which the Fund will invest.  Additionally, while the Adviser intends to employ a consistent investment program, certain portfolio strategies, particularly other multi-manager portfolio strategies, of the Adviser, the Sub-Adviser and/or their affiliates used for other investment funds or accounts could conflict with the strategies employed by the Adviser in managing the Fund and affect access to Investment Managers and their Investment Funds, particularly where an Investment Manager has limited the amount of assets or number of accounts it will manage.  As a result, affiliates of the Adviser may compete with the Fund and the Investment Funds for appropriate investment opportunities.

The Adviser, the Sub-Adviser and their affiliates manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts (collectively, “Adviser Clients”), as well as to the Fund.  The Fund has no interest in the activities of the other Adviser Clients.  In addition, the Adviser, the Sub-Adviser and their affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser, the Sub-Adviser and/or their affiliates may give advice or take action with respect to any of their other clients which may differ from the advice given or the timing or nature of any action taken with respect to investments in the Fund.  It is the policy of the Adviser, to the extent possible, to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other funds and accounts under its management.  The Adviser’s investment decisions for the Fund are made independently from those of Adviser Clients.  The Adviser has no obligation to invest on behalf of the Fund with any Investment Manager that the Adviser invests with on behalf of the account of other clients if, in its opinion, such investment appears to be unsuitable, impractical or undesirable for the Fund.  The Adviser may use certain Investment Managers described herein for certain of its other funds and accounts and the Adviser will have discretion in determining the Fund’s level of participation with the Investment Managers.  In some cases, investments for Adviser Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund.  This process may adversely affect the amount the Fund will be able to invest in an Investment Fund.  In other cases, the Fund may invest in a manner opposite to that of Adviser Clients — i.e., the Fund buying an investment when Adviser Clients are selling, and vice-versa.

The Adviser, the Sub-Adviser and/or their affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for their selves or their officers, directors, partners, members or employees, but not for the Fund.  In addition, provisions of the Investment Company Act or the rules and regulations of the SEC thereunder may limit or prohibit the Fund from investing in an investment opportunity in which Adviser Clients or the Adviser or its affiliates or any of their respective officers, directors, partners, members or employees are also invested.  Situations may arise in which the Adviser, the Sub-Adviser, and/or their affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.  The investment activities of the Adviser, the Sub-Adviser and/or their affiliates and any of their respective officers, directors,

16

partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund’s ability to invest.

Investment decisions for the Fund are made independently from those of Adviser Clients.  If the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated equitably.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments.  At times, the Adviser may determine that Adviser Clients and the Fund should take differing positions with respect to a particular investment.  In these cases, the Adviser, the Sub-Adviser, or their affiliates may place separate transactions for one or more Adviser Clients which may affect the market price of the investment vehicle, the execution of the transaction or the amount the Fund will be able to invest in the Investment Fund, to the detriment or benefit of one or more Adviser Clients.  Placing transactions on behalf of Adviser Clients that are directly or indirectly contrary to investment decisions made for the Fund can have the potential to adversely impact the Fund, depending on market conditions.

The Adviser, the Sub-Adviser and their affiliates may have investments or other business relationships with the Investment Managers or the Investment Funds, including acting as broker, prime broker, lender, counterparty, shareholder or financial adviser to an Investment Manager or an Investment Fund, which could be more valuable than the Adviser’s relationship to the Fund.  In addition, to the extent consistent with applicable law, affiliates of the Adviser, acting as placement agent, may sell interests in the Investment Funds to the Fund.  Accordingly, the Adviser, the Sub-Adviser, and/or their affiliates will face a conflict in evaluating such portfolio managers.  Moreover, as a result of certain relationships, the Adviser, the Sub-Adviser, and their affiliates may take actions with respect to an Investment Fund, such as making a margin call, that adversely affect such Investment Fund and, therefore, the Fund.

The officers or employees of the Adviser, the Sub-Adviser, and/or their affiliates will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients.  The Adviser, the Sub-Adviser and/or their affiliates, and their officers and employees, will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The proprietary activities or portfolio strategies of the Adviser and its affiliates, and the activities or strategies used for accounts managed by the Adviser, the Sub-Adviser and their affiliates for themselves or other Adviser Clients, could conflict with the transactions and strategies employed by an Investment Manager and affect the prices and availability of the securities and instruments in which the Investment Manager invests.  Issuers of securities held by the Fund, an Investment Manager and an Investment Fund may have publicly or privately traded securities in which the Adviser, the Sub-Adviser, and/or their affiliates are investors or make a market.  The trading activities of Adviser, the Sub-Adviser, and their affiliates generally are carried out without reference to positions held directly or indirectly by the Fund, the Investment Managers or the Investment Funds and may have an effect on the value of the positions so held, or may result in Adviser and its affiliates having interests or positions adverse to that of the Fund or the Investment Funds.  Conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest.  The Investment Managers may have financial incentives to favor certain of such accounts over the Investment Funds.  Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund.  The Investment Managers may give advice and recommend securities to, or buy or sell securities for, an Investment Fund or managed account in which the Fund’s assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

BNY Mellon Distributors Inc. (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of the Shares.  The Distributor may engage, at the behest of the Fund, one or more sub-distributors to sell Shares or to otherwise facilitate the distribution of the Shares by entering into agreements with other financial intermediaries.  The Fund and the Distributor have engaged Advisors Asset Management Inc. (the “Sub-Distributor”) to act as a sub-distributor of the Shares, together with any other broker or dealer contracted to sell shares as part of the selling group (each such broker or dealer, a “Selling Agent,” and collectively “Selling Agents”).  The Adviser intends to compensate the Distributor and the Sub-Distributor’s or their respective affiliates’

17

financial advisors, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed Shares in the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients’ assets in the Fund.  Additionally, these entities, at their discretion, may charge investors placement fees based on the purchase price of Fund Shares being purchased.  See “Plan of Distribution” in the Fund’s prospectus.

The Distributor, the Sub-Distributor and any Selling Agents or their affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund’s investment flexibility.  (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the “Investment Manager Accounts”).

The Adviser, the Sub-Adviser and/or their affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund.  In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser, the Sub-Adviser and/or their affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

Investment Manager Conflicts

Conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities for Investment Manager Accounts, in which the Fund will have no interest. The Investment Managers may have financial incentives to favor certain of such Investment Manager Accounts over the Fund. Any of these Investment Manager Accounts may compete with the Fund for specific trades or may hold positions opposite to positions maintained on behalf of the Fund. The Investment Managers may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Investment Manager Accounts even though their investment objectives may be the same as, or similar to, those of the Fund. For additional information regarding conflicts of Investment Managers, see “Conflicts of Interest” in the Prospectus.

Conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Investment Managers may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades or may hold positions opposite to positions maintained on behalf of the Fund. The Investment Managers may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Each Investment Manager will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund and accounts under management at a particular time. Because these considerations may differ, the investment activities of the Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Fund may differ from those of the other managed accounts. Accordingly, prospective investors in the Fund should note that the future performance of the Fund and its Investment Manager’s other accounts will vary.

The Investment Managers may trade for accounts other than the Fund and may have an incentive to favor certain of those accounts over the Fund as they may have proprietary investments in those accounts or receive greater compensation for managing them than they do for managing the Fund’s trading.

18

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  The discussion is limited to persons who hold their Shares as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Shares.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.  The discussion set forth herein does not constitute tax advice.  Shareholders must consult their own tax advisers as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

The Adviser expects that the Fund will qualify for treatment as a regulated investment company (“RIC”) under the Code.

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly-traded partnerships” (as defined in the Code) (all such income items, “qualifying income”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly-traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the 90% qualifying income requirement, the character of the Fund’s distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly-traded partnerships) generally will be determined as if the Fund realized such items directly in the same manner as realized by such Investment Funds.  Similarly, for the purpose of the asset diversification requirement, the Fund will “look through” to the assets held by such Investment Funds.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are

19

subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), generally determined on a calendar year basis, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses), generally determined for the one-year period ending on October 31 of the calendar year (or for the Fund’s taxable year, if the Fund so elects).  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources).  Due to the nature of the Fund’s investments, dividends paid by the Fund generally will not be eligible for the dividends received deduction ordinarily available to corporate shareholders of U.S. corporations.  Similarly, dividends paid by the Fund generally will not be eligible for treatment as “qualified dividend income,” which is subject to preferential tax at rates in the hands of the shareholders that are individuals.  Distributions of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as “capital gain dividends” will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder.  The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the sale of Shares, as discussed below.

The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each shareholder received a distribution of his or her pro rata share of such gain, with the result that each shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

As discussed in the Fund’s prospectus, a loss realized upon the sale or repurchase of Shares that have been held for six months or less will be treated as long-term capital loss to the extent it offsets any long-term capital gain distributions received or deemed received in respect of those Shares.  See “Taxes — Income from Repurchases and Transfer of Shares” in the Fund’s prospectus.

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts.  For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Fund’s Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or

20

other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.  Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company.  Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including an investment management fee (as described in the Prospectus as the “Investment Management Fee”), may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule).  Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by the shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code.  A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

The Fund intends to invest in Investment Funds that, as indicated previously, may be classified as partnerships for U.S. federal income tax purposes.  An entity that is properly classified as a partnership (and not an association or publicly-traded partnership taxable as a corporation) is not itself subject to federal income tax.  Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year.  Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly.  Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year.  Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instruments with “original issue discount,” generate income prior to a corresponding receipt of cash).  In such case, the Fund may have to dispose of assets, including interests in Investment Funds that it might otherwise have continued to hold in order to generate cash to satisfy the RIC distribution requirements.  Similarly, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not consistent with the RIC 90% qualified income requirement or holds assets that could cause the Fund not to satisfy the RIC asset diversification requirements.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF ITS EQUITY INVESTMENT IN AN INVESTMENT FUND THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP (AND NOT AN ASSOCIATION OR PUBLICLY-TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  Finally, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

21

The Fund intends to purchase shares in non-U.S. Investment Funds, which may be treated as passive foreign investment companies (“PFICs”).  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.  Alternatively, the Fund, in certain cases, could elect to mark-to-market at the end of each taxable year its shares in a PFIC.  In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as “qualified dividend income.”

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund’s yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes.  The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

The Fund may be required to apply a U.S. “backup withholding” tax to taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”) or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that such shareholder is subject to backup withholding.  Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the shareholder’s federal income tax liability if the appropriate information is provided to the IRS.  Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the IRS.

Tax-Exempt Shareholders

A tax-exempt shareholder could realize Unrelated Business Taxable Income (“UBTI”) by virtue of its investment in Shares of the Fund if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  A tax-exempt shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“foreign shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

22

Income Not Effectively Connected.  If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the shareholders), which tax is generally withheld from such distributions.  Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.  In the case of a foreign shareholder, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing a U.S. Tax Form W-8BEN).

If the Fund is a “U.S. real property holding corporation,” or would be but for the operation of certain exclusions, distributions by the Fund that are both attributable to gains from “U.S. real property interests” and realized on account of certain capital gain dividends from REITs, will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income).  Generally, the Fund is required to withhold at a 35% rate on a distribution to a foreign shareholder attributable to such gains, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate shareholders.  Under a de minimis exception to the rule described above, if a foreign shareholder has not held more than 5% of the Fund’s Shares at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving a distribution attributable to gains from U.S. real property interests derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

Any gain that a foreign shareholder realizes upon the sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares, the Fund was a U.S. real property holding corporation and the foreign shareholder actually or constructively held more than 5% of the Fund’s Shares.  In the latter event the gain would be subject to withholding tax and otherwise taxed in the same manner as for a U.S. shareholder, as discussed herein and in the prospectus.  A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business.  In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly-traded U.S. real property holding corporations) and certain participating debt securities.

Foreign shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business may be treated as having received such distributions.  All shareholders of the Fund should consult their tax advisors regarding the application of the foregoing rule.

Income Effectively Connected.  If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains, and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

23

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Hiring Incentives to Restore Employment Act

Under the Hiring Incentives to Restore Employment (HIRE) Act, enacted March 18, 2010, that is generally effective in respect of payments made after December 31, 2012, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, “withholdable payments”), which are made to a “foreign financial institution,” and which term may include certain foreign shareholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, “United States accounts”), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of payments by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The legislation further imposes a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of this new legislation is not entirely clear and no assurance can be given that some or all of the income of the Fund or any Investment Fund, and/or certain of the Fund’s shareholders will not be subject to any of the new withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder’s interest in the Fund.  To comply with the requirements of the new legislation, the Fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.

The new legislation also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a “specified foreign financial asset” if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisers as to whether reporting may be required in respect of their indirect interests in certain investments of the Fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that have been, and in the future may be, initiated in Congress.  For example, several provisions of the Code relating to the taxation of RICs and their foreign shareholders expired at the end of 2009, and it is possible that those provisions could be legislatively extended, with potential retroactive applications to the beginning of 2010.  Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2010, but may, through legislative action be extended or otherwise modified.  It is not possible to predict at this time the extent to which any bills and/or proposals before Congress will be enacted and signed into law, and, if enacted, what their final form and effective dates will be.  In addition, other bills and proposals could be enacted that would change the tax consequences described herein of an investment in the Fund.  Prospective investors should consult their own tax advisers regarding the status of proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund shareholders should consult their own tax advisers regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.

24

BROKERAGE

Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  An Investment Manager may not pay the lowest available commissions or mark-ups or mark-downs on securities transactions.

To the extent Investment Managers are engaged to manage the Fund’s assets, the following paragraphs will be relevant:

In executing transactions on behalf of its Investment Fund, each Investment Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Investment Manager with unaffiliated brokers, the firm’s risk in positioning a block of securities.  Although each Investment Manager generally will seek reasonably competitive commission rates, an Investment Manager will not necessarily pay the lowest commission available on each transaction.  The Investment Managers will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Following the principle of seeking best execution, an Investment Manager may place brokerage business on behalf of the Fund with brokers that provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of the Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than the Investment Fund.  In addition, not all of the supplemental information is used by the Investment Manager in connection with the Investment Fund.  Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to the Investment Fund.

Each Investment Manager may execute portfolio brokerage transactions through its affiliates and affiliates of the Adviser, in each case subject to compliance with the Investment Company Act.

CALCULATION OF NET ASSET VALUE

The NAV of the Fund will be equivalent to its assets less its liabilities as of any date of determination.  The NAV of the Fund and the NAV per Share generally will be calculated by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) as of the end of each calendar month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Net Asset Valuation – Investment Funds

The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value.  In accordance with these procedures, fair value as of each fiscal period ordinarily will be the value determined as of such period for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported to the Fund before or at the time of the Fund’s valuation.  BNY Mellon, in consultation with the Adviser, values the assets of the Fund at fair value in accordance with the LLC Agreement and procedures adopted by the Board.  As a general matter, the Fund bases its NAV on valuations of its interests in the Investment Funds provided by the Investment Managers and their agents, including their administrators.  However, the Board and the Investment Manager may not have the ability to assess the accuracy of these valuations.  Furthermore, valuations will be provided to the Fund based on the interim unaudited financial records of Investment Funds, and,

25

therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result.

Before investing in any Investment Fund or SMA, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments.  After investing in an Investment Fund or SMA, the Adviser will monitor the valuation methodology used by the Investment Fund.  Although the procedures approved by the Board provide that BNY Mellon will review the valuations provided by the Investment Managers, none of the Adviser, BNY Mellon or the Board will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited, except for year-end valuations).

For each period that the NAV of the Fund is calculated by BNY Mellon, the Adviser will perform an independent review of the valuation of the Fund’s portfolio and review any material discrepancies with the Board.  The Adviser and the Board will consider all relevant information and the reliability of pricing information provided by the Investment Managers.  They may conclude, however, in certain circumstances, that the information provided by an Investment Manager does not represent the fair value of the Fund’s interests in the Investment Fund and is not indicative of what actual fair value would be in an active, liquid or established market.  In those circumstances, the Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund.  Following procedures adopted by the Board, in the absence of specific transaction activity in respect of interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

For a description of how the Fund will value portfolio securities of Investment Funds managed by Sub-Advisers, see “Calculation of Net Asset Value” in the SAI.

Net Asset Valuation – SMA Securities Portfolios

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Adviser determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

26

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.  Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing NAV.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

[                                                 ] serves as the independent registered public accounting firm of the Fund.  Its principal business address is:

[                                                 ]

Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193, acts as legal counsel to the Fund.

CUSTODIAN

Bank of New York Mellon (the “Custodian”) serves as the primary custodian of the assets of the Fund and the Investment Funds managed by the Investment Managers, and may maintain custody of such assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board.  Assets of the Fund and Investment Funds are not held by the Adviser or Investment Managers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153.

FINANCIAL STATEMENTS

[To be filed by amendment]

27

PART C.  OTHER INFORMATION

Item 25.  Financial Statements and Exhibits.

1.	Financial Statements:

		Part A:	Financial Highlights*

		Part B:	Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements*

2.	Exhibits:

	a.	Certificate of Formation

	b.	Limited Liability Company Agreement

	g.	(1) Form of Investment Advisory Agreement
(2) Form of Investment Sub-Advisory Agreement

	h.	(1) Form of Underwriting Agreement
(2) Form of Distribution Agreement
(3) Form of Selected Dealer Agreement*

	j.	(1) Form of Custody Agreement*

	k.	(1) Form of Administration, Accounting and Investor Services Agreement*
(2) Form of Escrow Agreement*
(3) Form of Investor Certificate (included as Appendix A to the Fund’s Prospectus)*

	l.	Opinion and Consent of Winston & Strawn LLP*

	n.	Consent of Independent Registered Public Accounting Firm*

	r.	Code of Ethics of the Fund*
Code of Ethics of the Adviser*

*           To be completed by amendment.

Item 26.  Marketing Arrangements:  Not Applicable.

Item 27.  Other Expenses of Issuance and Distribution: *

Registration fees	$87,075
Legal fees	[ ]
FINRA fees	[ ]
Blue Sky fees	[ ]
Accounting fees	[ ]
Printing	[ ]
Miscellaneous	[ ]
[ ]
Total	[ ]

Item 28.  Persons Controlled by or Under Common Control with Registrant:  None.

Item 29.  Number of Holders of Securities as of                      , 2011: *

Title of Class	Number of Recordholders

Item 30.  Indemnification: *

Item 31.  Business and Other Connections of Investment Adviser: *

*           To be completed by amendment.

28

Item 32.  Location of Accounts and Records:

BNY Mellon maintains certain required accounting-related and financial books and records of the Registrant at 400 Bellevue Parkway, Wilmington, Delaware 19809.  All other required books and records are maintained by the Adviser at 7100 E Belleview Ave, Suite 306, Greenwood Village, Colorado 80111-1632.

Item 33.  Management Services:  Not applicable.

Item 34.  Undertakings:

I.              The Registrant undertakes to suspend this offering of Shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the NAV of the Fund declines more than 10% from its NAV as of the effective date of the registration statement or (2) the NAV of the Fund increases to an amount greater than its net proceeds as stated in the Prospectus.

II.            The Registrant undertakes that:

(a)

For purposes of determining any liability under the Securities Act, as amended (the “Securities Act”), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)

For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and this offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

III.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

IV.           The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)   To include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)   To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)   To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

V.            The Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and this offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

VI.           The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of this offering.

29

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of                    , State of                                   , on the 18th day of March, 2011.

VERSUS GLOBAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

By:
Name:	Mark D. Quam
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on March 18, 2011.

Name:	Title:

Mark D. Quam	Director

William R. Fuhs, Jr.	Director

Jeffrey A. Jones	Director

Richard J. McCready	Director

30

EXHIBIT INDEX

Exhibits:

a.	Certificate of Formation

b.	Limited Liability Company Agreement

g.	(1) Form of Investment Advisory Agreement
(2) Form of Investment Sub-Advisory Agreement

h.	(1) Form of Underwriting Agreement
(2) Form of Distribution Agreement
(3) Form of Selected Dealer Agreement*

j.	(1) Form of Custody Agreement*

k.	(1) Form of Administration, Accounting and Investor Services Agreement*
(2) Form of Escrow Agreement*
(3) Form of Investor Certificate (included as Appendix A to the Fund’s Prospectus)*

l.	Opinion and Consent of Winston & Strawn LLP*

n.	Consent of Independent Registered Public Accounting Firm*

r.	Code of Ethics of the Fund*
Code of Ethics of the Adviser*